AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 14, 2004
                                                       REGISTRATION NO. 333 -
-------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------
                                    FORM N-2
                           [X] REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                       [ ] PRE-EFFECTIVE AMENDMENT NO. __
                         [ ]POST-EFFECTIVE AMENDMENT NO.
                             -----------------------
                           BLACKRIDGE INVESTMENT CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             -----------------------
                                 345 PARK AVENUE
                               NEW YORK, NY 10154
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 583-5000

                               ROBERT L. FRIEDMAN
                     C/O BLACKSTONE MEZZANINE ADVISORS L.P.
                                 345 PARK AVENUE
                               NEW YORK, NY 10154
                                 (212) 583-5000
                               FAX: (212) 583-5712
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             -----------------------
                            COPIES OF INFORMATION TO:

       KENNETH J. BERMAN                       VALERIE FORD JACOB
   DEBEVOISE & PLIMPTON LLP       FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
     555 13TH STREET, N.W.                     ONE NEW YORK PLAZA
    WASHINGTON, D.C. 20004                     NEW YORK, NY 10004
        (202) 383-8050                           (212) 859-8000



APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. [ ]


It is proposed that this filing will become effective (check appropriate box):

[  ]      when declared effective pursuant to section 8(c).

If appropriate, check the following box:

[  ]      This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[  ]      This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is



                                  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------------------------------

                                                                  PROPOSED MAXIMUM    PROPOSED MAXIMUM     AMOUNT OF
                                                  AMOUNT BEING     OFFERING PRICE    AGGREGATE OFFERING   REGISTRATION
      TITLE OF SECURITIES BEING REGISTERED         REGISTERED         PER UNIT            PRICE (1)         FEE (2)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value per share                         $                     $850,000,000         $107,695
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Includes the underwriters' over-allotment option.
(2)   Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

-------------------------------------------------------------------------------

PRELIMINARY PROSPECTUS                                                   [LOGO]

                SUBJECT TO COMPLETION, DATED APRIL 14, 2004

                                   SHARES
                        BLACKRIDGE INVESTMENT CORP.
                                COMMON STOCK
           INVESTMENT ADVISOR: BLACKSTONE MEZZANINE ADVISORS L.P.
                                 ---------

Blackridge Investment Corp., a Maryland corporation, is a newly-organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate current income and capital appreciation primarily through debt and equity investments in private companies. We intend to invest primarily in mezzanine investments, which are typically privately-negotiated subordinated or, less commonly, senior, debt securities that are often issued with related warrants, options or other equity securities. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. We may invest a significant portion of our assets in these instruments before we are primarily invested in mezzanine investments.

We will be managed by Blackstone Mezzanine Advisors L.P., an investment advisor which manages Blackstone Mezzanine Partners L.P., a private investment fund with over $1.1 billion in capital commitments. Blackstone Mezzanine Advisors L.P. is an affiliate of Blackstone Group Holdings L.P., a leading private merchant banking firm. Following the completion of this offering, with the exception of Blackstone Mezzanine Partners L.P., we will be the only Blackstone-advised investment vehicle focused on investing in mezzanine investments.

Currently, no public market exists for the shares. After pricing of the offering, we expect that the shares will be quoted on the under the symbol " ".

                           ---------------------

INVESTING IN OUR COMMON STOCK INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 13 OF THIS PROSPECTUS. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           ---------------------

                                                           Per Share     Total
                                                           ---------     -----
 Public offering price................................   $             $
 Sales load (underwriting discounts and commissions)..   $             $
 Proceeds, before expenses, to us (1).................   $             $

(1) We estimate  that we will incur  approximately        in expenses in
connection with this offering.


The underwriters may also purchase up to an additional shares at the public offering price, less the sales load, within 30 days from the date of this prospectus to cover over-allotments. If the underwriters exercise this option in full, the total public offering price will be $ , the total underwriting discount (sales load) will be $ , and total proceeds, before expenses, will be $ .

The shares will be ready for delivery on or about              , 2004.

                        Joint Book-Running Managers

MERRILL LYNCH & CO.           CITIGROUP                  UBS INVESTMENT BANK

The date of this prospectus is __________, 2004.


                               [Red Herring]

The information in this Prospectus is not complete and may be changed. We may not sell any securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS
Prospectus summary...........................................................1
The offering.................................................................8
Fees and expenses...........................................................11
Risk factors................................................................13
Forward-looking statements..................................................24
Discussion of management's expected operating plans.........................25
Use of proceeds.............................................................27
Dividends...................................................................28
Capitalization..............................................................29
Business....................................................................30
Management..................................................................38
Certain relationships.......................................................46
Control persons and principal stockholders..................................47
Determination of net asset value............................................48
Dividend reinvestment plan..................................................49
Material U.S. federal income tax considerations.............................50
Description of our capital stock............................................55
Regulation..................................................................61
Shares eligible for future sale.............................................66
Custodian, transfer and dividend paying agent and registrar.................67
Brokerage allocation and other practices....................................68
Allocation of investment opportunities......................................69
Underwriting................................................................70
Legal matters...............................................................73
Independent accountants.....................................................74
Available information.......................................................75
Report of independent auditors...............................................1
Statement of assets and liabilities..........................................2
Report of independent auditors.............................................F-1
Statement of assets and liabilities........................................F-2
Notes......................................................................F-3


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT, INCONSISTENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS OR OF ANY SALE OF SHARES OF OUR COMMON STOCK. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This is only a summary. This summary is not complete and does not contain all of the information that you should consider before investing in our common stock. You should read carefully the more detailed information set forth under "Risk factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our" and "Blackridge" refer to Blackridge Investment Corp.; "Advisor" and "investment advisor" refer to Blackstone Mezzanine Advisors L.P.; "BMP" refers to Blackstone Mezzanine Partners L.P.; and "Blackstone" refers to the affiliated entities of Blackstone Group Holdings L.P.

BLACKRIDGE

Blackridge Investment Corp. is a newly-organized, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." We also intend to elect to be treated as a regulated investment company, or "RIC," for federal income tax purposes. Blackstone Mezzanine Advisors L.P. will serve as our investment advisor. Our investment objective is to generate current income and capital appreciation primarily through debt and equity investments in private companies. We may also invest in securities of public companies. There can be no assurance that we will achieve our objective.

We intend to build a diversified investment portfolio that will be comprised primarily of mezzanine investments. Mezzanine investments are typically privately-negotiated subordinated or, less commonly, senior, debt securities that are often issued with related warrants, options or other equity securities. We intend to build our portfolio by investing in the securities of middle-market companies, with typical investment sizes of $10 million to $75 million. Our investment size may vary depending on investment-specific circumstances and changes in our capital base. In this prospectus, we use the term "middle-market" to refer to companies with annual revenues between $50 million and $1 billion. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. Further, up to 30% of our portfolio may be invested in securities of public companies and non-U.S. issuers.

We anticipate that, depending on market conditions, it will take us approximately two years to become primarily invested in mezzanine investments. In this prospectus, we refer to this period as the "Ramp Up Period." We may invest in a variety of instruments during the Ramp Up Period. See "Business - Ramp Up Period investments." During the Ramp Up Period we expect that our investments will earn yields substantially lower than those that we anticipate receiving on mezzanine investments. As a result, during the Ramp Up Period the dividends we pay may be substantially lower than the dividends that we expect to pay when we are primarily invested in mezzanine investments, or we may not be able to pay dividends at all.

We expect to borrow funds or issue preferred shares in order to make additional investments. We expect to use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant additional risk. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. See "Risk factors." We do not expect to employ significant leverage until after the end of the Ramp Up Period.

ABOUT BLACKSTONE

Blackstone is a private merchant banking firm based in New York whose businesses, in addition to mezzanine investing, include corporate private equity investing, real estate private equity investing, senior secured debt investing, corporate advisory services, restructuring and reorganization advisory services, and marketable alternative asset management (hedge funds). The firm was founded in 1985 by its current Chairman, Peter G. Peterson (former Chairman and Chief Executive Officer of Lehman Brothers and a former U.S. Secretary of Commerce) and by its current President and Chief Executive Officer, Stephen A. Schwarzman (former Chairman of Lehman Brothers' Mergers & Acquisitions Committee). In addition to its two founding members, Blackstone currently has 35 Senior Managing Directors and employs 195 other investment and advisory professionals.

Blackstone believes that it is one of the two largest alternative asset managers in the world. Through its different investment businesses, Blackstone has raised approximately $23 billion for discretionary investment funds focused on alternative asset classes, in addition to managing approximately $8.6 billion for marketable alternative asset investing. Blackstone's private equity and real estate groups have invested total capital of approximately $12 billion in over 200 transactions with a total enterprise value of over $100 billion. Through BMP, Blackstone has invested approximately $745 million in 26 different mezzanine investments. Blackstone's senior debt group has invested total capital of approximately $1.4 billion in 195 different senior loans and other debt instruments. Blackstone's corporate advisory services group has advised on over $75 billion of mergers and acquisition transactions in the past six years. Its restructuring and reorganization advisory group has advised on approximately 150 restructurings involving over $320 billion of total liabilities.

In addition to the professionals dedicated to the Advisor, we expect to benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities available throughout the Blackstone organization. Professionals in all seven Blackstone businesses--its five investment businesses as well as its two advisory businesses--are also sources of potential mezzanine, equity and other investment opportunities for Blackridge.

BLACKSTONE ADVISED FUNDS

The following table presents information regarding the private investment funds Blackstone is currently managing or has previously managed.

                                INVESTMENT FUNDS ADVISED BY AFFILIATES OF BLACKSTONE

                                                                              COMMITTED
                                                                              CAPITAL (1)
FUND NAME                                    INVESTMENT FOCUS   ESTABLISHED   (in billions)  STATUS
------------------------------------------   ----------------   -----------   ------------   -----------------------
Blackstone Capital Partners L.P.             Corporate                  1987         $0.8    Fully invested and
                                             private equity                                  realized

Blackstone Capital Partners II L.P.          Corporate                  1993          1.3    Fully invested,
                                             private equity                                  substantially realized

Blackstone Capital Partners III L.P.         Corporate                  1997          3.8    Fully invested,
                                             private equity                                  partially realized

Blackstone Communications Partners I L.P.    Corporate                  2000          2.0    Actively investing
                                             private equity
                                             in communications
                                             industry

Blackstone Capital Partners IV L.P.          Corporate                  2002          6.5    Actively investing
                                             private equity

Blackstone Real Estate Partners I L.P.       Real estate                1994          0.3    Fully invested and
                                             opportunities                                   realized

Blackstone Real Estate Partners II L.P.      Real estate                1996          1.1    Fully invested,
                                             opportunities                                   substantially realized

Blackstone Real Estate Partners III L.P.     Real estate                1999          1.4    Fully invested,
                                             opportunities                                   partially realized

Blackstone Real Estate Partners              International              2001          0.7    Actively investing
International L.P.                           real estate
                                             opportunities

Blackstone Real Estate Partners IV L.P.      Real estate                2002          2.0    Actively investing
                                             opportunities

Blackstone Mezzanine Partners L.P.(2)        Mezzanine                  1999          1.1    Actively investing
                                             investments

Hanover Square CLO Ltd.                      Senior secured             2002          0.6    Actively investing
                                             debt

Union Square CDO Ltd.                        Senior secured             2003          0.4    Actively investing
                                             debt

Monument Park CDO Ltd.                       Senior secured             2004          1.0    Actively investing
                                             debt

Blackstone Alternative Asset Management      Funds of hedge        1990-2004          8.6    Actively investing
Funds (3)                                    funds

Blackstone Relative Value Fund               Proprietary                2002          0.2    Actively investing
                                             fixed income
                                             hedge fund                            -------

TOTAL                                                                               $31.8
                                                                                    =====

(1) Represents capital commitments at inception for each fund, except for Blackstone Alternative Asset Management, or "BAAM," Funds and Blackstone Relative Value Fund, which represent capital under management at March 31, 2004.
(2)  The Advisor is the investment advisor for Blackstone Mezzanine
     Partners L.P.
(3)  Includes 21 funds managed by BAAM.


ABOUT BLACKSTONE MEZZANINE ADVISORS L.P.

Blackstone Mezzanine Advisors L.P., our investment advisor, was formed in 1999 to act as the investment advisor for Blackstone Mezzanine Partners L.P., a private investment fund with total commitments of approximately $1.1 billion. Since its inception in 1999, BMP and its related entities have invested approximately $745 million in 26 separate transactions.

The activities of the Advisor are overseen by Blackstone Senior Managing Directors Howard Gellis and Salvatore Gentile, who have a combined 35 years of mezzanine investing experience and have worked together for 15 years. The Advisor has nine other professionals devoted to mezzanine investing. Following this offering, the Advisor intends to retain additional professionals to reflect an expected increase in transaction activity as the scope and volume of our investment activities expands beyond those historically undertaken by the Advisor.

Blackstone Mezzanine Partners L.P., or "BMP," a private investment fund with total commitments of approximately $1.1 billion, is the only Blackstone-advised investment vehicle with investment strategies that overlap with our strategy of investing primarily in mezzanine securities.
We are applying to the SEC for exemptive relief to permit BMP to co-invest with us. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted. If our application is granted, BMP plans to co-invest with us on the basis of our relative available capital. These co-investments will be made by BMP out of
its remaining available capital (currently approximately $    million through
October 2004 and thereafter no more than approximately $     million through
June 2006). Blackstone intends to wind down BMP's activities and Blackridge will become its primary vehicle for making mezzanine investments. After the date of this offering, BMP will cease to make any investment commitments in new portfolio companies unless the SEC exemptive relief order is received, in which case BMP will limit its investments in new portfolio companies to co-investments with us through June 2006. If the SEC exemptive order is received, as long as it has available capital BMP will co-invest with us in all of our mezzanine and equity investments (unless legally or contractually prohibited from making a specific investment). After June
2006, BMP will cease committing capital to any new portfolio companies. See "Regulations - Co-Investments."

We expect to benefit from the Advisor's expertise in sourcing, evaluating, structuring, documenting, monitoring and, ultimately, disposing of mezzanine and other investments. The mezzanine finance industry is highly specialized and the Advisor and its employees have substantial experience within the industry. This experience has allowed the Advisor to develop relationships with many sources of mezzanine investment opportunities. The Advisor also benefits from the combined resources and abilities of Blackstone's investment and advisory professionals and the industry, management and financing relationships and expertise developed by Blackstone over the past 19 years.

MARKET OPPORTUNITY

We believe the current mezzanine investment environment is attractive for several reasons, including: (i) the difficulty middle-market companies experience when raising capital in the high-yield and bank debt markets and
(ii) the significant level of private equity capital raised which remains to be invested. In particular, we believe larger companies within the middle-market offer attractive investment opportunities for us. We believe this segment is currently underserved by existing mezzanine sources, both in terms of responsiveness and availability of capital.

We intend to focus on mezzanine investments in U.S. middle-market companies. We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, creates an attractive investment environment for us:

o WE BELIEVE MIDDLE-MARKET COMPANIES HAVE FACED INCREASING DIFFICULTY RAISING DEBT THROUGH THE CAPITAL MARKETS. While many middle-market companies formerly were able to raise funds by issuing high-yield securities, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. For example, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to
     almost $185 million in 2003 and, in 2003, fewer than    % of first-time
     issuers in the high-yield market raised less than $100 million. From
     2000 through 2002, only     first-time issuers completed high-yield
     transactions of less than $100 million. In addition, the high-yield market experiences significant inflows and outflows of funds that can shift demand for new high-yield securities, at times creating an environment that is difficult for even the strongest potential issuers. This market volatility makes it difficult for companies to gain certainty that high-yield financing will be available to them when they require it. In addition, high-yield issuers are often required to subsequently register their securities with the SEC, thereby subjecting them to costs and disclosure requirements that can be avoided with private mezzanine securities.

o WE BELIEVE THAT COMMERCIAL LENDERS HAVE ALTERED THEIR APPROACH TO MIDDLE-MARKET LENDING. We believe some banks have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe this trend has further reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders. In addition, the availability of capital to middle-market companies has been reduced by the consolidation of commercial banks throughout the United States. Between 1990 and September 2003, the number of FDIC-insured financial institutions decreased from approximately 15,000 to approximately 9,000. Further, we believe regional banks--which have historically constituted the primary source of capital for middle-market companies--have increasingly focused on asset-supported senior financing, while larger banks have increasingly focused on larger, more liquid offerings. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine debt and senior secured loans.

o WE BELIEVE THERE IS A LARGE POOL OF UNINVESTED PRIVATE EQUITY CAPITAL LIKELY TO SEEK MEZZANINE CAPITAL TO SUPPORT PRIVATE INVESTMENTS. We expect that private equity funds will be active investors in middle-market companies and that these funds will seek to leverage their investments by combining their capital with senior debt and/or mezzanine capital from other sources. Industry sources suggest that as of early 2004, private equity funds had invested an average of just 45% of their available capital and that such funds had between $100 billion and $125 billion of committed capital available for investment. We believe that if such capital were invested, it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buyout volume. We believe that, when pursuing a private investment, private equity funds generally seek to package their equity investments together with senior and/or subordinated debt, which should provide opportunities for us to provide capital. The amount of mezzanine capital available for middle-market transactions is limited in relation to the amount of private equity capital available for middle-market transactions.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other providers of mezzanine capital to middle-market companies.

BLACKSTONE'S FOCUS ON PRIVATE INVESTING

Blackstone's principal focus as a firm is the private investing business. Blackstone pursues private investments through its private equity, real estate and corporate debt investment businesses. Blackstone believes that it is one of the two largest alternative asset managers in the world, having raised approximately $23 billion, including approximately $14.3 billion for corporate private equity investments, in addition to managing approximately $8.6 billion in marketable alternative asset investments. Since its inception, Blackstone has invested over $14 billion of capital through its various private equity, real estate, mezzanine and senior debt funds. Because of its relative size within the private investment industry, Blackstone enjoys substantial deal flow and has developed substantial expertise across a broad range of industries. As of April 13, 2004, in addition to its two founding members, Blackstone had 35 Senior Managing Directors, all of whom have an equity participation in the firm's investment businesses, including the Advisor. As a result, the firm's Senior Managing Directors have an incentive to help the Advisor source, analyze and execute other investment opportunities.

MEZZANINE INVESTING EXPERTISE

The five senior-most professionals responsible for the day-to-day activities of the Advisor have over 65 years of combined mezzanine investing experience. These professionals have collectively completed over 100 mezzanine transactions aggregating over $4 billion of invested capital, including 26 transactions aggregating approximately $745 million of invested capital while employed by Blackstone. These transactions have encompassed a broad range of industries and investment structures and occurred throughout a variety of economic cycles. The mezzanine industry is a specialized, niche business within the leveraged finance industry, and the Advisor's thorough understanding of all aspects of the mezzanine business will be critical to successfully sourcing, screening, structuring, documenting and monitoring our portfolio of mezzanine investments.

DEVELOPED DEAL SOURCING CAPABILITIES

The Advisor has been actively investing in mezzanine transactions since its formation in 1999. Over the past five years, the Advisor has developed relationships with numerous private equity firms and investment intermediaries that are substantial sources of mezzanine investment opportunities. The Advisor believes that it has had an opportunity to review a significant percentage of the mezzanine transactions completed within the industry over the past several years, particularly transactions with mezzanine investments of over $20 million. We believe the Advisor's established reputation in the mezzanine financing community and the extensive network of relationships of all of Blackstone's investment and advisory professionals should allow us to begin investing capital immediately.

CREDIT-FOCUSED INVESTMENT PHILOSOPHY

The Advisor's analysis of any investment opportunity is underpinned by an analytical focus on (i) the borrower's credit characteristics and ability to service debt adequately and (ii) the value of the underlying enterprise supporting the investment. These metrics are not defined in a strict fashion. Rather, the Advisor looks at the entirety of a potential transaction, focusing on the following issues:

o HISTORICAL AND PROJECTED FINANCIAL PERFORMANCE. Prior to completing an investment, the Advisor conducts a financial diligence process which includes (i) analysis of the company's historical financial performance, including any factors which may have significantly impacted results, and the company's historical ability to generate free cash flow, and (ii) analysis of projected financial results, including numerous sensitivity analyses. In addition, the Advisor assesses issues created by the proposed transaction (e.g. integration risks, effect of the transaction on customers, suppliers or key employees, etc.). Ultimately, these analyses are utilized to make an assessment of a company's future ability to adequately service and repay debt. The Advisor may engage outside professionals to assist in its diligence review.

o INDUSTRY STRUCTURE AND PROSPECTS. Particular attention is paid to competitive structure (e.g., number and behavior of existing competitors, barriers to entry and exit), long-term growth prospects, cyclical exposures (both to macroeconomic cycles and other exogenous factors such as commodity input prices), potentially disruptive technological forces, and underlying consumer preferences. In addition to drawing upon primary and secondary data sources, the Advisor may engage industry experts, competitors, customers, and consultants, in order to formulate detailed views on the general attractiveness of the industry.

o COMPANY'S MARKET POSITIONING. The ability of a company to compete effectively even in the most attractive industries is a function of its competitive positioning, which in turn is driven by the quality of all of its factors of production, including its employees and senior management, facilities, systems and controls. The Advisor's professionals examine these factors with the assistance of outside professionals, frequently calling upon relationships that Blackstone has developed over the past 19 years.

o VALUATION / INVESTED EQUITY. We believe setting up mezzanine transactions with adequate equity support is a prerequisite to success as a mezzanine investor. Our investment philosophy emphasizes true intrinsic valuation and underlying cash flow, while minimizing focus on more volatile metrics such as public equity valuations. In addition, the Advisor assesses the financial and operational resources of a transaction's equity or strategic sponsor and each sponsor's ability and willingness to invest additional equity if the need arises.

o ABILITY TO STRUCTURE DOWNSIDE PROTECTION. We seek to structure mezzanine transactions in a manner that lowers the risk of capital loss. These structural enhancements may include, on a transaction-specific basis, specific maintenance covenants, consent rights or pre-committed equity support. In addition, the Advisor will determine the components of its return from a mezzanine investment based upon its assessment of the growth potential of each prospective portfolio company. It has been the Advisor's experience that transaction structures may materially impact the success of certain mezzanine transactions. We cannot assure you that use of any such transaction structures, or any of the other procedures outlined above, will lower the risk of capital loss or otherwise contribute to the success of any of our mezzanine transactions.

ESTABLISHED INVESTMENT PROCEDURES AND KNOW-HOW

Blackstone has established operating procedures that are designed to improve the flow of information throughout its organization. Over the past five years, these procedures have been applied and refined with respect to mezzanine investing. Blackstone has established a transaction approval process that involves the senior professionals dedicated to the mezzanine business as well as a team of additional senior professionals which reviews and approves all of Blackstone's investments. In addition, Blackstone has implemented monthly and quarterly transaction monitoring procedures designed to enable its management to identify issues and respond accordingly.

FLEXIBILITY VERSUS PRIVATE MEZZANINE FUNDS

We believe that our flexibility to make investments of any duration will be beneficial to our shareholders. Typically, private equity and venture capital funds that invest in mezzanine-type securities stipulate that the capital committed to these funds can generally only be invested once and must be returned to investors, together with any capital gains on such invested funds, within a pre-agreed time period. These provisions limit these funds' abilities to invest both in transactions with short durations (e.g., one-year bridge loans) and transactions with long expected investment durations that would go beyond the term of the fund. In addition to causing these funds to forego certain opportunities, these provisions often influence the timing of exits from transactions for private equity and venture capital funds, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by the Advisor and supervised by our board of directors, a majority of whom are independent of Blackstone and its affiliates. The Advisor is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our investment advisory and management agreement, we have agreed to pay the Advisor an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See "Management--Investment advisory and management agreement."

As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not invest in any portfolio company in which Blackstone or any of its affiliates has a pre-existing investment. See "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Material U.S. federal income tax considerations."

Our executive and administrative offices are located at 345 Park Avenue,
New York, NY 10154, telephone number      . Our website address is          .
Information on our website is not part of this prospectus.

THE OFFERING

Common stock offered by us                         shares, excluding
                                                   shares of common stock
                                              issuable pursuant to the
                                              over-allotment option granted
                                              to the underwriters, and
                                              excluding           shares for
                                              sale directly or indirectly to
                                              the Advisor, Blackstone and
                                              members of Blackstone's
                                              management.

Common stock to be outstanding after this            shares, excluding
offering                                             shares of common stock
                                              issuable pursuant to the
                                              over-allotment option granted
                                              to the underwriters.

Use of proceeds                               We plan to invest the net
                                              proceeds of this offering in
                                              accordance with our investment
                                              objective described in this
                                              prospectus.  See "Use of
                                              proceeds."

Investment objective                          Our investment objective is to
                                              generate current income and
                                              capital appreciation primarily
                                              through debt and equity
                                              investments in private
                                              companies.  We intend to invest
                                              primarily in mezzanine
                                              investments, which are typically
                                              privately-negotiated
                                              subordinated or, less commonly,
                                              senior, debt securities that are
                                              often issued with related
                                              warrants, options or other
                                              equity securities.  Our
                                              investments may also consist of
                                              senior secured loans, including
                                              second lien loans, high-yield
                                              securities, U.S. government
                                              securities, credit derivatives
                                              and other structured securities
                                              and certain direct equity
                                              investments.  We may invest a
                                              significant portion of our
                                              assets in these instruments
                                              before we are primarily invested
                                              in mezzanine investments.

Dividends                                     We intend to distribute
                                              quarterly dividends to our
                                              stockholders out of assets
                                              legally available for
                                              distribution.  Our quarterly
                                              dividends, if any, will be
                                              determined by our board of
                                              directors.  See "Dividends,"
                                              "Business - Ramp Up Period
                                              investments" and "Material U.S.
                                              federal income tax
                                              considerations."

Taxation We intend to elect to be treated as a RIC for federal income tax purposes. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In order to avoid an excise tax, we intend to distribute at least
                                              98% of our taxable income and
                                              capital gains.  See "Material
                                              U.S. federal income tax
                                              considerations."

Dividend reinvestment plan                    We have a dividend reinvestment
                                              plan for our stockholders.  This
                                              is an "opt out" dividend
                                              reinvestment plan.  As a result,
                                              if we declare a dividend,
                                              stockholders' cash dividends
                                              will be automatically reinvested
                                              in additional shares of our
                                              common stock unless they
                                              specifically "opt out" of the
                                              dividend reinvestment plan so as
                                              to receive cash dividends.
                                              Stockholders who receive
                                              distributions in the form of
                                              stock will be subject to the
                                              same federal, state and local
                                              tax consequences as stockholders
                                              who elect to receive their
                                              distributions in cash.  See
                                              "Dividend reinvestment plan."

Proposed symbol                               "       "

Trading Shares of closed-end investment companies frequently trade at prices lower than their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. Our net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by us. See "Use of proceeds."
                                              This risk may have a greater
                                              effect on investors expecting to
                                              sell their shares soon after
                                              completion of the public
                                              offering.  Therefore, our shares
                                              may be more appropriate for
                                              long-term investors than for
                                              investors with shorter
                                              investment horizons.  We cannot
                                              predict whether our shares will
                                              trade above, at or below our net
                                              asset value.

Leverage We expect to borrow funds or issue preferred shares in order to make additional investments. We expect to use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant additional risk. See "Risk factors." We do not expect to employ significant leverage until after the end of the Ramp Up Period. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on the Advisor's and our board of directors' assessment of market and other factors at the time of any proposed borrowing.

Risk factors                                  See "Risk factors" beginning on
                                              page 13 and the other
                                              information included in this
                                              prospectus for a discussion of
                                              factors you should carefully
                                              consider before deciding to
                                              invest in shares of our common
                                              stock.

Management arrangements                       Blackstone Mezzanine Advisors
                                              L.P. will serve as our
                                              investment advisor and as our
                                              administrator.  We have entered
                                              into a license agreement with
                                              Blackstone, pursuant to which
                                              Blackstone has agreed to grant
                                              us a limited non-exclusive,
                                              royalty-free license to use the
                                              word "Blackridge" in our name
                                              and to use the name "Blackstone"
                                              when describing our investment
                                              advisor or our affiliation with
                                              Blackstone.  For a description
                                              of Blackstone, see "Prospectus
                                              Summary--About Blackstone," and
                                              for a description of our
                                              contractual arrangements with
                                              Blackstone's affiliates, see
                                              "Management--Investment advisory
                                              and management agreement,"
                                              "--Administration agreement," and
                                              "--License agreement" and
                                              "Regulation - Co-Investments."

Anti-takeover provisions                      Our board of directors will be
                                              divided into three classes of
                                              directors serving staggered
                                              three-year terms.  This
                                              structure is intended to provide
                                              us with a greater likelihood of
                                              continuity of management, which
                                              may be necessary for us to
                                              realize the full value of our
                                              investments.  A staggered board
                                              of directors also may serve to
                                              deter hostile takeovers or proxy
                                              contests, as may certain other
                                              measures adopted by us.  See
                                              "Description of our capital
                                              stock."

Available information                         After completion of this
                                              offering, we will be required to
                                              file periodic reports, proxy
                                              statements and other information
                                              with the SEC.  This information
                                              will be available at the SEC's
                                              public reference room in
                                              Washington, D.C. and on the
                                              SEC's Internet website at
                                              http://www.sec.gov.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. Some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Blackridge," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Blackridge.

SHAREHOLDER TRANSACTION EXPENSES
   Sales load (as a percentage of offering price)................  ___% (1)
   Offering expenses borne by us (as a percentage of
     offering price).............................................  ___% (2)
   Dividend reinvestment plan expenses...........................  None (3)
                                                                 ------------
Total shareholder transactions expenses (as a percentage
   of offering price)                                               ____%

                                                              PERCENTAGE OF NET
                                                             ASSETS ATTRIBUTABLE
                                                              TO COMMON SHARES
                                                             -------------------
ESTIMATED ANNUAL EXPENSES
     Management fees.............................................  2.0% (4)
     Incentive fees..............................................  None (5)
     Interest payments on borrowed funds.........................  None (6)
     Other expenses..............................................  ___% (7)
                                                                 ------------
Total Annual Expenses (estimated)................................  ___% (4)(7)

(1) The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)  Amount reflects estimated offering expenses of approximately $ .
(3) The expenses of the dividend reinvestment plan are included in "other expenses."
(4) Our management fee is based on our gross assets. See "Management--Investment advisory and management agreement" and footnote 5 below.
(5) We anticipate that, depending on market conditions, it will take us approximately two years to become primarily invested in mezzanine investments. During the Ramp Up Period we expect that we will not have any significant capital gains and only an insignificant amount of interest income that will likely not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any significant incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch-up" provision, measured as of the end of each calendar quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, and will be payable at the end of each calendar year commencing with calendar year 2004. For a more detailed discussion of the calculation of this fee, see "Management--Investment advisory and management agreement."
(6) We do not plan to incur significant leverage, or to pay interest in respect thereof, until after the end of the Ramp Up Period. However,
     assuming we borrowed for investment purposes an amount equal to   % of
     our total assets (including such borrowed funds) and that the annual
     interest rate on the amount borrowed is   %, our total annual expenses
     (estimated) would be as follows:

     Management fees                                                     %
     Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive
     fee net investment income)                                          %
     Interest payments on borrowed funds                                 %
     Other expenses                                                      %
                                                                        ----
     Total annual expenses (estimated)                                   %

(7)  Includes estimated organizational expenses of $     (which are
     non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Advisor in performing its obligations under the administration agreement. See "Management - Administration agreement."

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would employ no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

                                         1 YEAR   3 YEARS   5 YEARS    10 YEARS
You would pay the following expenses
on a $1,000 investment, assuming a
5% annual return                         $        $         $          $


While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in an annual return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments we will pay an incentive fee. As a result, our expenses as well as our returns to our investors will increase. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend reinvestment plan" for additional information regarding our dividend reinvestment plan.

THIS EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF OUR FUTURE EXPENSES, AND ACTUAL EXPENSES (INCLUDING THE COST OF DEBT, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN.

RISK FACTORS

An investment in our shares involves significant risk. Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR INVESTMENTS

OUR INVESTMENTS WILL BE RISKY, AND YOU COULD LOSE ALL OR PART OF YOUR
INVESTMENT.

We intend to invest primarily in mezzanine investments. Mezzanine investments are typically not rated by any rating agency, but the Advisor believes that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). Indebtedness of below-investment-grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Our mezzanine investments may result in an above-average amount of risk and volatility or loss of principal. We will invest in assets other than mezzanine investments including senior secured loans, including second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks for our stockholders that could adversely affect our investment returns.

OUR INVESTMENTS IN MIDDLE-MARKET COMPANIES MAY BE RISKY.

Investment in middle-market companies involves a number of significant risks, including:

o these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

o they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

o they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

o they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. It may be difficult for middle-market companies to access the capital markets to meet future needs for capital. In addition, our executive officers and directors and our investment advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

THE YIELD ON OUR COMMON STOCK WILL BE LOWER DURING THE RAMP UP PERIOD.

We anticipate that during the Ramp Up Period our portfolio will initially consist primarily of cash, cash equivalents, U.S. government securities or high quality securities maturing in one year or less from the date of investment. During the Ramp Up Period we may invest in other instruments, including senior secured loans, high-yield securities and credit derivatives and other structured securities having characteristics similar to senior secured loans, high-yield securities or other instruments deemed appropriate by the Advisor. These instruments offer the potential to enhance the returns of our portfolio, but with increased risks. We expect the Ramp Up Period to last approximately two years, however market conditions could adversely impact the length of the Ramp Up Period. In addition, our intention to co-invest with BMP may result in a longer Ramp Up Period than other business development companies of similar size. During the Ramp Up Period we expect that our non-mezzanine investments will earn yields substantially lower than the yields that we anticipate receiving on mezzanine investments. As a result, during the Ramp Up Period the dividends we pay may be substantially lower than the dividends that we expect to pay when we are primarily invested in mezzanine investments, or we may not be able to pay dividends at all.

ECONOMIC RECESSIONS OR DOWNTURNS COULD IMPAIR OUR PORTFOLIO COMPANIES AND HARM OUR INVESTMENT RESULTS.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to service or repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of any collateral securing some of our investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. In addition, many of our portfolio investments may be similarly subject to the same economic conditions which could adversely affect the impact of our returns. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company were to go bankrupt, even though we may have structured our interest as debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt and subordinate all or a portion of our claim to those of other creditors.

AN INVESTMENT STRATEGY FOCUSED PRIMARILY ON PRIVATELY-HELD COMPANIES PRESENTS VARIOUS CHALLENGES, INCLUDING THE LACK OF AVAILABLE INFORMATION ABOUT THESE COMPANIES.

We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of the Advisor's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of the company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. These factors could affect our investment returns.

OUR INVESTMENTS COULD BE CONCENTRATED IN A LIMITED NUMBER OF COMPANIES AND INDUSTRIES.

We may invest the net proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns that we realize may be significantly adversely affected if a small number of investments perform poorly. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification. Our investments could be concentrated in relatively few industries and one or more economic factors could similarly adversely affect many or all of our investments.

OUR PORTFOLIO COMPANIES WILL USUALLY INCUR DEBT THAT RANKS SENIOR TO, OR EQUALLY WITH, OUR INVESTMENTS IN SUCH
COMPANIES.

We intend to invest primarily in mezzanine investments. Our portfolio companies usually will have, or may be permitted to incur, other debt that ranks senior to, or equally with, our mezzanine investments. These debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the mezzanine securities in which we invest. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH INVESTMENTS DURING THE RAMP UP
PERIOD.

During the Ramp Up Period, a significant amount of our assets may be invested in senior secured loans, high-yield securities, credit derivatives and other structured securities having characteristics similar to senior secured loans, high-yield securities or other instruments deemed appropriate by the Advisor. When our portfolio consists of a significant amount of these securities, we will be exposed to greater risks than we would if we owned higher grade securities. Because of the substantial risks associated with these securities, you could lose money on your investment in our shares, both in the short-term and the long-term. Because we will own securities with low credit quality, we will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. High-yield securities may experience high default rates, which would mean that we may lose some of our investment in such securities, which would adversely affect our net asset value and ability to make distributions. During the Ramp-Up Period, we intend to invest in debt instruments that we may sell prior to their maturity in order to provide funds to make mezzanine and other investments. This will therefore subject us to the risk of principal loss due to changes in interest rates and other market factors.

Senior secured loans may have fixed interest rates, but often pay interest at rates that are reset periodically on the basis of a market reference rate plus a premium. Senior secured loans may be secured by collateral or they may be unsecured. During the Ramp Up Period, a significant amount of our assets may be invested in senior secured loans. As in the case of the high-yield securities discussed above, senior secured loans may be rated in lower grade rating categories, or may be unrated but of lower grade quality, and senior secured loans can provide higher yields than higher grade income securities, but are subject to greater credit and other risks. In addition, there is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, we might not receive payments to which we are entitled and thereby may experience a decline in the value of our investment and our net asset value.

OUR INCENTIVE FEE MAY INDUCE THE ADVISOR TO MAKE SPECULATIVE INVESTMENTS.

The incentive fee payable by us to the Advisor may create an incentive for the Advisor to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The way in which the incentive fee payable to our investment advisor is determined, which is calculated as a percentage of the return on our net assets in excess of a hurdle rate, may encourage our investment advisor to use leverage to increase the return on our investments. Under some circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the Advisor will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the Advisor may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

OUR INVESTMENTS IN FOREIGN SECURITIES MAY INVOLVE SIGNIFICANT RISKS.

Our investment strategy contemplates potential investments in foreign companies or U.S. companies with significant foreign operations. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. We may borrow foreign currencies to make foreign investments, which would tend to mitigate our exposure to foreign currency risks. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ other hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates and judge counterparty risk. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

WE MAY NOT REALIZE GAINS FROM OUR EQUITY INVESTMENTS.

When we invest in mezzanine securities, we may acquire warrants or other equity securities as well. We may also invest directly in various equity securities. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive or invest in may not appreciate in value and, in fact, may decline in value. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it would be advantageous to resell. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

WE HAVE NOT YET IDENTIFIED ANY PORTFOLIO COMPANY INVESTMENTS.

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our Advisor and our stockholders will not have input into such investment decisions.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

WE ARE SUBJECT TO MARKET DISCOUNT RISK.

As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end management investment companies frequently trade at a discount to their net asset value, which discount often fluctuates over time. Our shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering because net asset value will be reduced immediately following the initial
offering by a    % sales load charge and organizational and selling expenses paid by us. Therefore, our common shares may be more appropriate for long-term investors than for investors with shorter investment horizons and should not be treated as trading vehicles.

WE ARE A NEW COMPANY WITH NO OPERATING HISTORY.

We were incorporated in April 2004 and have not yet commenced operations. We are subject to many of the business risks and uncertainties associated with any new financial services business, including the risk that we will not achieve our investment objective and the risk that the value of your investment could decline substantially. The Advisor and its senior management have limited experience managing a portfolio of assets under the constraints imposed by the 1940 Act. These constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

BLACKRIDGE IS A DIFFERENT VEHICLE FROM ANY OTHER BLACKSTONE INVESTMENT
FUND.

Our investment strategies will differ from those of other private funds (including BMP) that are or have been managed by Blackstone and its affiliates. INVESTORS IN BLACKRIDGE ARE NOT ACQUIRING ANY INTEREST IN BLACKSTONE OR IN ANY OTHER BLACKSTONE INVESTMENT FUND. Subject to certain exceptions (see "Regulation - Co-investments"), we will not make mezzanine or private equity investments in companies in which any Blackstone affiliate has an interest. This may adversely affect the pace at which we make investments. We can provide no assurance that Blackridge will replicate the historical or future performance of Blackstone's private investment funds, and we caution you that our investment returns are expected to be substantially lower than the returns achieved by those private funds, including BMP. See "Regulation--Co-Investments."

WE ARE DEPENDENT UPON KEY PERSONNEL OF THE ADVISOR FOR OUR FUTURE SUCCESS AND UPON THEIR ACCESS TO BLACKSTONE'S INVESTMENT PROFESSIONALS AND SENIOR MANAGEMENT.

We will depend on the diligence, expertise and business relationships of the senior management of the Advisor, including Senior Managing Directors Howard Gellis and Salvatore Gentile. For a description of the senior management team, see "Management." The management of the Advisor will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of the Advisor. The departure of the senior managers of the Advisor could have a material adverse effect on our ability to achieve our investment objective and on the price of our stock.

WE OPERATE IN A HIGHLY COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES.

We will compete with public and private investment funds (including other business development companies), commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and may have greater financial, technical and marketing resources than we do. Some competitors may have access to lower cost funds and funding sources that are not available to us. Some competitors may have higher risk tolerances or different risk assessments or be willing to accept lower returns, which could allow them to consider a wider variety of investments and establish more relationships than we do. Many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can give no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure and such lost opportunities can affect our ability to fully invest our capital. If we match our competitors' pricing, terms and structure due to market requirements, we may experience decreased net interest income and increased risk of credit loss.

WE WILL BE SUBJECT TO CORPORATE-LEVEL INCOME TAX IF WE ARE UNABLE TO QUALIFY AS A RIC.

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and thus may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

WE MAY HAVE DIFFICULTY PAYING OUR REQUIRED DISTRIBUTIONS IF WE RECOGNIZE INCOME BEFORE OR WITHOUT RECEIVING CASH REPRESENTING SUCH INCOME.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts of pay-in-kind securities and deferred payment securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that do not pay cash interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment dates. Such non-cash income, which could be significant relative to our overall investment activities, will be included in income before we receive any corresponding cash payments.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. In addition, in order to avoid an excise tax, we intend to distribute at least 98% of our taxable income and capital gains. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax or be forced to pay an excise tax. See "Material U.S. federal income tax considerations--Taxation as a RIC."

REGULATIONS GOVERNING BUSINESS DEVELOPMENT COMPANIES WILL AFFECT OUR OPERATIONS AND OUR ABILITY TO, AND THE WAY IN WHICH WE, RAISE ADDITIONAL CAPITAL.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in qualifying assets, which include securities of private or thinly-traded public U.S. companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.

We may borrow money or issue preferred stock, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of Blackridge and its stockholders, and our stockholders approve such a sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). See "Regulation."

THE USE OF LEVERAGE MAY EXPOSE US TO ADDITIONAL RISKS.

We expect to borrow funds or issue preferred shares in order to make additional investments. We do not expect to employ significant leverage until most of the proceeds of this offering are invested in mezzanine investments and other securities consistent with our long-term investment strategy. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on the Advisor's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. Although we may create an opportunity for increased net income and capital appreciation for our common stockholders by utilizing leverage, leverage also results in additional risks and can magnify the effect of any losses. If the income or gains from the securities purchased with leverage proceeds are less than the cost of such leverage, our returns will be lower, potentially significantly, than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations of stockholders, including:

o the likelihood of greater volatility of net asset value and market price of the shares than a comparable portfolio without leverage;

o the risk that fluctuations in interest rates on borrowings will reduce the return to our stockholders;

o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the shares than if we were not leveraged, which may result in a greater decline in the market price of our shares; and

o if we use financial leverage, the investment advisory fees payable to the Advisor will be higher than if we did not use leverage.

Any requirement that we sell assets at a loss in order to redeem or pay interests or dividends on any leverage or for other reasons would reduce our net asset value and also make it difficult for the net asset value to recover. The Advisor in its best judgment nevertheless may determine to use leverage if it expects that the benefits to our stockholders of maintaining the leveraged position will outweigh the current reduced return.

Some types of senior securities may result in our being subject to covenants in credit agreements relating to asset coverage and investment portfolio composition requirements. These covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time.

We may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers whom we would expect to be willing to accept a lower interest rate to invest in the senior securities of diversified loan pools, and we would retain a portion of the equity in the securitized pools of loans. An inability to successfully securitize our loan portfolio could limit our ability to fully execute our investment strategy and decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to significant losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act may also impose restrictions on the structure of any securitization.

MANY OF OUR PORTFOLIO INVESTMENTS WILL BE RECORDED AT FAIR VALUE AS DETERMINED IN GOOD FAITH BY OUR BOARD OF DIRECTORS AND, AS A RESULT, THERE WILL BE UNCERTAINTY AS TO THE VALUE OF OUR PORTFOLIO INVESTMENTS.

A large portion of our investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors will utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments on its debt and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

THE LACK OF LIQUIDITY IN OUR INVESTMENTS MAY ADVERSELY AFFECT OUR RESULTS.

After the Ramp Up Period, most of our investments will be in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. If we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We could face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliate of Blackstone has material non-public information regarding such portfolio company.

WE MAY EXPERIENCE FLUCTUATIONS IN OUR QUARTERLY RESULTS.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

THERE ARE SIGNIFICANT POTENTIAL CONFLICTS OF INTEREST.

Messrs. Gellis and Gentile oversee Blackstone's senior secured debt investment business (which is currently conducted through Hanover Square CLO Ltd., Union Square CDO Ltd., and Monument Park CDO Ltd.) as well as the Advisor, which advises both BMP and Blackridge. Messrs. Gellis and Gentile and the Advisor will have obligations to investors in entities other than Blackridge, the fulfillment of which might be inconsistent with our or our stockholders' best interests. While our principal investment objective is substantially different than those of other Blackstone-advised funds (other than BMP), such other funds, including new investment vehicles not yet established, may from time to time have overlapping investment objectives with our objective, and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. As a result, the Advisor may face conflicts in the allocation of investment opportunities to other Blackstone funds. If those conflicts occur, the Advisor will endeavor to allocate investment opportunities in a fair and equitable manner. We generally will not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with Blackstone other than the Advisor. We do not expect that our chief financial officer or chief compliance officer will perform duties for other Blackstone entities in addition to their primary duties and responsibilities to us, although they may do so.

We will pay management and incentive fees to the Advisor, and will reimburse the Advisor for certain expenses it incurs. Investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of the Advisor has interests that differ from those of our stockholders, giving rise to a conflict.

The Advisor will receive an incentive fee based in part on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the Advisor. To the extent we or the Advisor are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide the Advisor with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

CHANGES IN LAWS OR REGULATIONS GOVERNING OUR OPERATIONS MAY ADVERSELY AFFECT OUR BUSINESS.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

RISKS RELATING TO THIS OFFERING

THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

o significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

o changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

o    loss of RIC status;

o    changes in earnings or variations in operating results;

o    changes in the value of our portfolio of investments;

o any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

o    departure of the Advisor's key personnel;

o    operating performance of companies comparable to us;

o    general economic trends and other external factors; and

o    loss of a major funding source.

YOU MAY NOT RECEIVE DIVIDENDS AND OUR DIVIDENDS MAY NOT GROW OVER TIME.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Further, to the extent that we incur debt, such debt may limit our ability to pay dividends.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OF OUR CHARTER AND BYLAWS COULD DETER TAKEOVER ATTEMPTS AND HAVE AN ADVERSE IMPACT ON THE PRICE OF OUR COMMON STOCK.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Blackridge or the removal of our directors. We are subject to the Maryland Business Combination Act, or the "Business Combination Act," subject to any applicable requirements of the 1940 Act. Our board of directors may adopt a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed by our board in the future or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act, or the "Control Share Acquisition Act," acquisition of our common stock by any person. If our board amends our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in our best interests and the best interests of our stockholders.

WE MAY ALLOCATE THE NET PROCEEDS FROM THIS OFFERING IN WAYS WITH WHICH YOU MAY NOT AGREE.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR OUR COMMON STOCK, AND WE CANNOT ASSURE YOU THAT THE MARKET PRICE OF OUR SHARES WILL NOT DECLINE FOLLOWING THE OFFERING; MANY CLOSED-END FUNDS TRADE AT A DISCOUNT TO MARKET VALUE.

We cannot assure you that a trading market will develop for our common stock after this offering. If a market develops, such market may be thin. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

SALES OF SUBSTANTIAL AMOUNTS OF OUR COMMON STOCK IN THE PUBLIC MARKET MAY HAVE AN ADVERSE EFFECT ON THE MARKET PRICE OF OUR COMMON STOCK.

Upon consummation of this offering, we will have      shares of common stock
outstanding (or      shares of common stock if the over-allotment option is
fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

o    our expected operating plans;

o    our future operating results;

o    our business prospects and the prospects of our portfolio companies;

o    the impact of investments that we expect to make;

o    our contractual arrangements and relationships with third parties;

o the dependence of our future success on the general economy and its impact on the industries in which we invest;

o    the ability of our portfolio companies to achieve their objectives;

o    our expected financings and investments;

o the adequacy of our cash resources and working capital, including the potential use and availability of leverage;

o the timing of cash flows, if any, from the operations of our portfolio companies;

o our ability to make investments consistent with our investment objective; and

o    our pace of investment.

We use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk factors" and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC.

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

OVERVIEW

Blackridge was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

REVENUES

We plan to generate revenue in the form of interest payable on the mezzanine and other securities that we hold and capital gains, if any, on warrants or other equity securities that we may acquire in portfolio companies. We expect our debt investments to have a term of up to 10 years. Interest on debt securities generally will be payable quarterly or semi-annually. In some cases, interest on our investments will accrue or be paid in the form of additional debt. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at their maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be recognized as earned.

EXPENSES

Our primary operating expenses will include the payment of investment management fees and direct and indirect costs of operations, including overhead expenses. Our investment management fee will compensate the Advisor for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See "Management--Investment advisory and management agreement." We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); unreimbursed expenses incurred by the Advisor payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and compliance and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; unreimbursed fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; the cost of a fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including the compensation of our chief financial officer and chief compliance officer and their respective staffs, occupancy costs, technology and communications costs and other operating costs. See "Management - Administration agreement." Issuers of mezzanine investments and other privately-issued securities may also reimburse the Advisor's out-of-pocket expenses incurred in connection with its consideration of a proposed investment (including, but not limited to, payments to third parties, such as agents, consultants or other advisors, and travel-related expenses). To the extent that we enter into interest rate or other hedging activities, which will be subject to compliance with applicable legal requirements and which may include the use of futures, options and forward contracts, we will bear the costs of such activities.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less and from other investments. In the future, we may also fund a portion of our investments through borrowings and issuances of senior securities. Other than as a hedge for investments denominated in a foreign currency, we do not expect to employ significant leverage until after the end of the Ramp Up Period. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we will employ will depend on the Advisor's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be to make investments in accordance with our investment objectives and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of
approximately $    million and no indebtedness. This amount does not take into account the exercise of the over-allotment option. See "Use of proceeds."

CONTRACTUAL OBLIGATIONS

We have entered into three contracts under which we have material future commitments: (i) the investment advisory and management agreement, pursuant to which the Advisor has agreed to serve as our investment advisor, (ii) the administration agreement, pursuant to which the Advisor has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance; and (iii) a license agreement with Blackstone pursuant to which Blackstone has agreed to grant us a limited non-exclusive, royalty-free license to use the word "Blackridge" in our name and to use the name "Blackstone" when describing our investment advisor or our affiliation with Blackstone. Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of the Advisor's overhead in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer and their respective staffs, occupancy costs, technology and communications costs and other operating costs. See "Management--Investment advisory and management agreement," " - Administration agreement" and "--License agreement." We will enter into an agreement with BMP in respect of co-investments. See "Regulation - Co-Investments." Each of these contracts may be terminated by either party without penalty upon not more than 60 days' written notice to the other.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of     shares
of our common stock in this offering will be approximately $       million
(or approximately $       million if the underwriters fully exercise their
over-allotment option), in each case assuming an initial public offering
price of $      per share, after deducting the underwriting discounts and
commissions and estimated organization and offering expenses of
approximately $       payable by us.

We plan to invest the net proceeds of this offering in accordance with our investment objective and strategies. We intend to invest primarily in mezzanine investments, which are typically privately-negotiated subordinated or, less commonly, senior, debt securities that are often issued with related warrants, options or other equity securities. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes, and that the Ramp Up Period will end in approximately two years, although it could take longer depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We anticipate that during the Ramp Up Period, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and high-quality securities maturing in one year or less from the date of investment. During the Ramp Up Period we will also invest in other instruments including senior secured loans, high-yield securities and credit derivatives including structured securities having characteristics similar to senior secured loans, high-yield securities or other instruments deemed appropriate by the Advisor. These instruments offer the potential to enhance the returns of our portfolio, but with increased risks. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation--Investments during the Ramp Up Period" for additional information about temporary investments we may make during the Ramp Up Period.

DIVIDENDS

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. See "Business - Ramp Up Period investments."

To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year,
(2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. federal income tax considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend reinvestment plan."

CAPITALIZATION

The following table sets forth (1) our actual capitalization at
2004 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering
price of $       per share, after deducting the underwriting discounts and
commissions and organizational and offering expenses payable by us. You should read this table together with "Use of proceeds" and our balance sheet included elsewhere in this prospectus.


                                                          AS OF       , 2004
                                                       -------------------------
                                                       ACTUAL     AS ADJUSTED(1)
                                                       -------------------------
                                                        (Amounts in thousands)
                                                       -------------------------
ASSETS:
Cash                                                     $              $

Total assets                                           $             $
                                                        ======        ======
STOCKHOLDERS' EQUITY:
Common stock, par value $0.001 per
share;      common shares authorized,
     common shares outstanding, actual;
     common shares outstanding, as adjusted            $             $

Capital in excess of par value
                                                        ------        ------

TOTAL STOCKHOLDERS' EQUITY                             $             $
                                                        ======        ======

(1) Does not include the underwriter's over-allotment option of        shares.

BUSINESS

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by the Advisor and supervised by our board of directors, a majority of whom are independent of Blackstone and its affiliates. The Advisor is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay the Advisor an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See "Management--Investment advisory and management agreement."

As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not invest in mezzanine or private equity investments in any portfolio company in which Blackstone or any of its affiliates has a pre-existing investment (except that we may make follow-on investments in companies in which we have made initial investments). Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. See "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. See "Material U.S. federal income tax considerations."

We will be managed by the Advisor, an affiliate of Blackstone, a leading merchant banking firm. See "Management - Investment advisory and management agreement." We expect to benefit from the business and industry knowledge, transaction expertise and deal-sourcing opportunities available throughout the Blackstone organization.

ABOUT BLACKSTONE

Blackstone is a private merchant banking firm based in New York whose businesses, in addition to mezzanine investing, include corporate private equity investing, real estate private equity investing, senior secured debt investing, corporate advisory services, restructuring and reorganization advisory services, and marketable alternative asset management (hedge funds). The following is a brief discussion of each of Blackstone's seven businesses.

     CORPORATE PRIVATE EQUITY INVESTING

     Blackstone has raised approximately $ 12.3 billion of capital for general corporate private equity investing through four separate investment vehicles. Its current fund, Blackstone Capital Partners IV L.P., is one of the largest private equity funds in the world, with approximately $6.5 billion of committed capital. In addition, Blackstone has raised approximately $2.0 billion for a communications fund. Since 1988, Blackstone has invested approximately $8.3 billion of equity capital in 76 separate transactions with a total transaction value of approximately $82 billion. These investments have been made in a diverse group of industries in the United States and abroad, and through varying types of investment structures.

     REAL ESTATE PRIVATE EQUITY INVESTING

     Blackstone has established one of the largest real estate private equity investment programs, having raised approximately $5.6 billion through five real estate investment funds. Since 1991, Blackstone has invested approximately $3.7 billion of capital in 136 separate real estate transactions with a total value of approximately $24.6 billion.

     MEZZANINE INVESTING

     Blackstone formed our investment advisor, Blackstone Mezzanine Advisors L.P., in 1999 to act as the investment advisor for Blackstone Mezzanine Partners L.P., a private investment fund with total commitments of approximately $1.1 billion. Since its inception, BMP and its related entities have invested approximately $745 million in 26 separate transactions.

     SENIOR SECURED DEBT INVESTING

     Blackstone Debt Advisors L.P. was formed by Blackstone to manage a series of structured vehicles which primarily invest in senior secured loans. Blackstone Debt Advisors L.P. currently manages (i) Hanover Square CLO Ltd., an approximately $600 million collateralized loan obligation vehicle closed in November 2002, (ii) Union Square CDO Ltd., an approximately $400 million collateralized debt obligation vehicle closed in September 2003 and (iii) Monument Park CDO Ltd., an approximately $1.0 billion collateralized debt obligation vehicle closed in January 2004. These vehicles currently own approximately $1.4 billion of senior loans from 195 different issuers.

     CORPORATE ADVISORY SERVICES

     Blackstone's corporate advisory services specializes in mergers and acquisitions transactions, representing a full spectrum of American and foreign companies. In the past six years it has advised on over $75 billion of mergers and acquisitions transactions. It also provides advice with respect to capital structure and financing transactions.

     RESTRUCTURING AND REORGANIZATION ADVISORY SERVICES

     Blackstone's restructuring and reorganization advisory practice is one of the largest groups of its type on Wall Street. Since launching this business in 1991, Blackstone professionals have advised or are advising debtors or creditors in approximately 150 restructurings, involving over $320 billion of total liabilities.

     MARKETABLE ALTERNATIVE ASSET MANAGEMENT

     Blackstone Alternative Asset Management L.P., or "BAAM," is one of the largest marketable alternative asset management groups in the hedge fund industry with approximately $8.6 billion under management. BAAM currently manages ten non-traditional multi-manager strategies, investing clients' funds in a variety of hedge funds.

INVESTMENTS

We intend to build a diversified investment portfolio that will be comprised primarily of mezzanine investments. We cannot assure you that we will achieve our desired level of diversification and we have chosen to be regulated as a non-diversified management investment company. We intend to build our portfolio by investing in the securities of middle-market companies, with typical investment sizes of $10 million to $75 million. Our investment size may vary depending on investment-specific circumstances and changes in our capital base. Our investments may also consist of senior secured loans, including second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. While our primary focus will be on generating current income through investments in private debt securities, we may make opportunistic investments in other securities in order to seek to enhance returns to our stockholders. Such investments may include investments in high-yield securities, certain equity securities or structured products. Up to 30% of our portfolio may be invested in securities of public companies and non-U.S. issuers.

Mezzanine investments generally consist of loans or notes. These investments usually rank subordinate in priority of payment to a company's senior debt and are often unsecured. However, mezzanine investments typically rank senior to common and preferred equity in a borrowers' capital structure. Because mezzanine investments are typically the layer of capital between the senior secured debt and equity in a company's capital structure, they are often structured to contain elements of both debt and equity instruments, offering interest payments associated with debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured debt, mezzanine investments generally earn a higher return than senior secured debt.

We intend to make mezzanine investments in middle-market companies in a variety of industries, with respect to many of which Blackstone's investment professionals have direct expertise. We anticipate that most of our investments will be made in companies that generate positive cash flows. The following is a representative list of the industries in which Blackstone has invested. (Asterisks denote industries of BMP's 26 previous investments.)

o    Aerospace and Defense*       o    Entertainment              o    Packaging*
o    Automotive                   o    Environmental Services*    o    Pharmaceuticals*
o    Broadcasting and Cable       o    Food*                      o    Printing / Publishing*
o    Business Services*           o    Healthcare*                o    Restaurants*
o    Chemicals / Plastics         o    Insurance                  o    Retail*
o    Consumer Products*           o    Lodging                    o    Technology
o    Distribution*                o    Manufacturing*             o    Telecommunications*
o    Energy / Utilities*          o    Natural Resources          o    Transportation*


We may invest in other industries if we are presented with attractive opportunities to do so.

Our portfolio companies will use capital provided by our mezzanine investments for a variety of purposes, including:

     o change of control transactions, primarily buyouts supported by private equity sponsors
     o    acquisitions
     o    growth and expansion initiatives
     o    recapitalizations
     o    refinancings
     o    bridge financings

In an effort to increase our returns and the number of investments that we can make, we may in the future seek to securitize our investments. To securitize loans, we would create a wholly-owned subsidiary and contribute a pool of investments to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers willing to invest in senior interests in the diversified pool of investments at a lower interest rate than the weighted average interest rate on the investments in such pool. We may use the proceeds of such sales to pay down bank debt or to fund additional investments.

Our investment activities will be limited by regulatory provisions and policies we have adopted to minimize or eliminate conflicts of interest within Blackstone's existing and future investment and advisory businesses. As a result, we do not currently anticipate investing in the following:

     o mezzanine or private equity investments in any company in which Blackstone or any affiliate of Blackstone has a pre-existing investment (except that we may make follow-on investments in companies in which we have made initial investments)

     o non-control common equity investments in any company unless we have purchased, or will purchase, debt securities or preferred stock of such company

     o    control equity investments of greater than $20 million

     o equity investments in start-up companies and other venture capital equity investments

     o    real estate

     o    mortgage-backed securities

     o    distressed debt

We may alter our investment policies in order to acquire these types of securities if a modification to the above restrictions is recommended by the Advisor and approved by our independent directors.

RAMP UP PERIOD INVESTMENTS

We anticipate that during the Ramp Up Period our portfolio will initially consist primarily of cash, cash equivalents, U.S. government securities and high quality securities maturing in one year or less from the time of investment. During the Ramp Up Period we will also invest in other instruments including senior secured loans, high-yield securities and credit derivatives including structured securities having characteristics similar to senior secured loans, high-yield securities or other instruments deemed appropriate by the Advisor. These instruments offer the potential to enhance the returns of our portfolio, but with increased risks. Over time we expect that these initial investments will be liquidated as we complete mezzanine investments, and that eventually our portfolio will consist primarily of mezzanine investments. We anticipate that, depending on market conditions, it will take us approximately two years to become primarily invested in mezzanine investments. During the Ramp Up Period, we expect that our investments will earn yields substantially lower than the yield that we anticipate receiving on mezzanine investments. As a result, during the Ramp Up Period the dividends we pay may be substantially lower than the dividends that we expect to pay when we are primarily invested in mezzanine investments, or we may not be able to pay dividends at all.

TRANSACTION DEVELOPMENT

Transaction development capabilities are important to the origination of the mezzanine investments that we expect to comprise the largest portion of our portfolio. The Advisor has a team dedicated to identifying potential mezzanine transactions. The Advisor sources transactions from multiple sources, including:

      o    private equity firms
      o    investment banks
      o    commercial banks and finance companies
      o    corporate relationships

The middle-market is highly fragmented. The most frequent borrowers, primarily private equity firms, often complete no more than two transactions in a year. The Advisor's transaction development team and investment professionals maintain relationships with more than 200 private equity firms and financial intermediaries. We believe that access to the relationships which the Advisor has established and the deal flow which it has enjoyed in the past will allow us the opportunity to consider a broad selection of mezzanine investment opportunities. Blackstone's professionals in all seven of its businesses - its five investment businesses as well as its two advisory businesses - are also sources of potential mezzanine, equity and other investment opportunities for Blackridge.

INVESTMENT SELECTION

The Advisor intends to utilize an investment approach similar to that used by Blackstone's investment professionals in Blackstone's other private investment businesses.

PROSPECTIVE PORTFOLIO COMPANY CHARACTERISTICS

The Advisor has identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest and that despite the approaches outlined below, individual investments may prove to be unsuccessful for any number of reasons. Generally, we will seek to utilize our access to information generated by Blackstone's investment and advisory professionals to identify attractive investment candidates and to structure investments appropriately.

     STRONG CASH FLOW CHARACTERISTICS. Our investment philosophy places a premium on credit analysis and has a value orientation. We will focus on companies in which we believe we can invest at relatively low multiples of operating cash flow and that are generating positive operating cash flow at the time of investment. We do not typically make investments in start-up companies or companies experiencing negative operating cash flows. The ability of a prospective portfolio company to service and repay debt is dependent on its ability to generate free cash flow.

     LEADING INDUSTRY POSITION. We will seek to invest in companies that we believe have developed leading market positions within their respective markets and demonstrate sustainable competitive advantages.

     EXPERIENCED MANAGEMENT / FINANCIAL OR STRATEGIC SPONSOR. An experienced management team can be critical to the success of an investment. Our assessment of a management team's expertise will be important in our investment decision. We will look for portfolio companies that have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests. We expect a significant portion of our transactions will be related to activity by financial or strategic sponsors. We will seek to invest with sponsors who have the ability to augment a company's internal management resources.

     ASSET / ENTERPRISE VALUE COVERAGE. The existence of significant underlying enterprise value provides important support to mezzanine investments. We will look for portfolio companies that we believe have sufficient value beyond the mezzanine layer of the capital structure to provide an expectation of recovery for the mezzanine investment. In addition to enterprise value, tangible assets, such as accounts receivable, inventory, equipment and real estate may provide significant value to a mezzanine investment.

INVESTMENT PROCESS

The significant steps in our mezzanine investment process include:

     o    Identification of investment opportunity

     o    Initial review of transaction by transaction team

     o Review of transaction opportunity by the Advisor's investment committee to assess the relative merits of an investment and identify significant areas for diligence

     o Due diligence process, including, as appropriate, review by attorneys, consultants and independent accountants

     o    Negotiation of transaction terms

     o Preparation of investment committee memorandum and presentation to and approval by Advisor's investment committee

     o    Documentation of investment

     o    Transaction funding

DUE DILIGENCE

The Advisor will conduct diligence on prospective portfolio companies consistent with the approach adopted by the investment professionals of Blackstone with an emphasis on credit-specific issues relevant to debt investments. In conducting their due diligence, Blackstone investment professionals use publicly available information and information provided by the subject company or prospective transaction sponsor, as well as information from their relationships with former and current management teams, consultants, competitors and investment bankers and their own direct experience. Blackstone's diligence processes are intended to develop additional information and analysis which will enable it to make more informed investment decisions.

The Advisor's due diligence process is tailored to each individual transaction, its timing requirements and the level of familiarity and expertise possessed by the Advisor's employees with respect to the business being reviewed.

INVESTMENT STRUCTURE

Once the Advisor has determined that a prospective portfolio company is suitable for investment, it will work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. The Advisor will negotiate among these parties to determine the relative rights of our investment versus the other capital in the portfolio company's capital structure.

We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed or floating cash interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments, with no amortization of principal until the final maturity date of the loan. In some cases, we may enter into investments that, by their terms, are exchangeable into equity or additional debt securities or may defer payments of interest for the first few years after our investment or, in some cases, until maturity. Mezzanine investments may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine investments will have maturities of five to ten years.

We also anticipate investing in portfolio companies in the form of senior loans, both secured and unsecured. We expect these senior loans will have terms of three to ten years. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. Following the Ramp Up Period, other than as a temporary investment pending reinvestment in mezzanine securities, we do not intend to invest in senior loans unless (i) such investment is related to our investment in other securities within a portfolio company's capital structure or (ii) the yields on such loans are relatively attractive in our opinion.

In the case of our mezzanine and senior loan investments, we will try to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, seeking to negotiate a structure that protects our rights and manages our risk while allowing the portfolio company the flexibility required to achieve its business plan and improve its profitability.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities will usually require only a nominal cost to exercise, and thus as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

We expect to hold most of our investments to maturity or repayment, but we may be required or may choose to sell an investment earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company. In addition, if a market exists for the secondary sale for certain of our investments, we may sell an investment earlier through these markets.

WHILE THE ADVISOR INTENDS TO EMPLOY THE VARIOUS PROCEDURES AND
METHODOLOGIES OUTLINED IN THIS PROSPECTUS THAT ARE DESIGNED TO PRODUCE SUCCESSFUL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO AVOID MAKING INVESTMENTS THAT PROVE TO BE UNSUCCESSFUL.

THE ADVISOR'S INVESTMENT COMMITTEE

As noted above, an essential part of the investment process is approval by the Advisor's investment committee. Stephen A. Schwarzman, President, Chief Executive Officer and Co-Founder of Blackstone, is chairman of the committee. Other members of the investment committee include: Senior Managing Directors Howard Gellis and Salvatore Gentile, who together oversee the Advisor, Hamilton E. James, Vice Chairman of Blackstone, and Mark Gudis, a Managing Director with the Advisor.

MANAGERIAL ASSISTANCE

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Advisor will provide such managerial assistance on our behalf to portfolio companies that require this assistance. The Advisor believes that it is well-equipped to provide managerial assistance to our portfolio companies because of the resources that Blackstone may make available to assist the Advisor in that effort. In its role as one of the world's largest investors in corporate private equity transactions, Blackstone regularly calls upon management experts to provide managerial assistance to its portfolio companies. Blackstone's resources include a Senior Managing Director devoted exclusively to providing guidance to portfolio companies as well as a number of affiliated and unaffiliated management experts, all of whom are available to perform that function as well.

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

MONITORING

The Advisor will actively monitor our portfolio companies on an ongoing basis. Monitoring activities will include analysis of the financial trends of each portfolio company in comparison to its business plans at the inception of a transaction and their current budgets. To the extent operational or financial issues arise with respect to a portfolio company, the Advisor will determine a course of action to pursue for such company based on the pertinent issues and circumstances.

The Advisor intends to utilize an investment rating system to categorize our investments based on (i) the financial performance of each portfolio company and (ii) our expected level of returns on the underlying investment. We will use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

  INVESTMENT
    RATING     SUMMARY DESCRIPTION
-------------------------------------------------------------------------------
     1         Capital gain expected from investment.
     2         Portfolio company performing in accordance with its business plan. Expectation for uninterrupted payment of current interest or dividend income, as well as full return of principal.
     3         Portfolio company requires closer monitoring. Expectation
               for uninterrupted payment of current interest or dividend income, as well as full return of principal.
     4         Expected loss of some current interest or dividend income.
               An overall positive internal rate is expected on the investment.
     5         Expected loss of invested capital which would result in an overall negative internal rate of return on the investment.

The assignment of ratings will supplement our other credit monitoring processes described above. The Advisor will monitor and, when appropriate, change the investment rating assigned to each investment in our portfolio. In connection with our valuation process, the Advisor will review these investment ratings on a quarterly basis.

VALUATION PROCESS

We will undertake a valuation process each quarter to determine the value of our portfolio. See "Determination of net asset value." Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations (subject to any appropriate discounts if our securities are not freely tradable). With respect to investments for which market quotations are not readily available, our board of directors - assisted by an independent valuation firm - will undertake a valuation process each quarter as described below:

     o Following the completion of quarterly investment monitoring reports, the transaction team responsible for each portfolio investment will determine and document a preliminary valuation for the investment.

     o The preliminary valuation will be presented to the Advisor's management and our senior management for their review.

     o An independent valuation firm engaged by our board of directors will review these preliminary valuations.

     o The audit committee of our board of directors will comment on the preliminary valuation and our investment advisor and independent valuation firm will respond and supplement the preliminary valuation based upon those comments.

     o The board of directors will discuss the valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment advisor, the independent valuation firm and our board's audit committee.

COMPETITION

Our primary competitors to provide financing to middle-market companies will include public and private funds (including other business development companies), commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and may have greater financial, technical and marketing resources than we do. Some competitors may have access to lower cost funds and funding sources that are not available to us. Some competitors may have higher risk tolerances or different risk assessments or be willing to accept lower returns, which could allow them to consider a wider variety of investments and establish more relationships than we do. Many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. For additional information concerning the competitive risks we face, see "Risk factors--Risks relating to our business and structure--We operate in a highly competitive market for investment opportunities."

STAFFING

Although the Advisor currently has a sufficient staff of personnel to allow it to pursue an active mezzanine investment strategy, we currently do not have any employees. Promptly after the completion of the offering, we expect to hire a chief financial officer and chief compliance officer (although we might hire one individual to serve as both chief financial officer and chief compliance officer). This staff will be augmented in the future to the extent additional resources are required. These individuals may be employees of the Advisor and would perform their respective functions under the terms of the administration agreement. Our day-to-day investment operations will be managed by our investment advisor. Blackstone Senior Managing Directors Howard Gellis and Salvatore Gentile, who oversee the activities of the Advisor, devote their full time and attention to Blackstone's senior debt and mezzanine finance business and a substantial majority of their time to the mezzanine business. In addition to Messrs. Gellis and Gentile, the Advisor currently has nine other investment professionals who devote their full time and attention to the mezzanine finance business. In addition, we expect that the Advisor will retain additional investment professionals in the future who will also devote their full time and attention to the mezzanine finance business. We do not expect that our chief financial officer or chief compliance officer will perform duties for other Blackstone entities in addition to their primary duties and responsibilities to us, although they may do so. See "Prospectus Summary--About Blackstone Mezzanine Advisors L.P.," and "Management--Investment advisory and management agreement."

PROPERTIES

Our executive and administrative offices are located at 345 Park Avenue, New York, NY 10154. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted, although we may decide to establish offices in other cities to reflect an expected increase in the volume of our investment activities beyond those historically undertaken by the Advisor.

LEGAL PROCEEDINGS

Neither we nor the Advisor are currently subject to any material legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors will consist of four members, three of whom are not "interested persons" of Blackridge as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our "Independent Directors." Our board of directors elects our officers, who will serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

DIRECTORS

Information regarding the board of directors is as follows:


                                                                                  DIRECTOR        EXPIRATION OF
NAME                       AGE     POSITION                                       SINCE           TERM
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
Howard Gellis                      Director and Chief Executive Officer            2004            2007

INDEPENDENT DIRECTORS
                                   Director and Chairman of the Board              2004            2007

                                   Director                                        2004            2006

                                   Director                                        2004            2005

The address for each director is c/o Blackridge Investment Corp., 345 Park Avenue, New York, NY 10154.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Information regarding our executive officers who are not directors is as follows:

NAME                                                    AGE      POSITION
----------------------------------------------------------------------------------------------------------------
Chief Financial Officer (1)                                      Chief Financial Officer

--------------------------------------------------------

 (1) We expect to hire a chief financial officer promptly after the completion of this offering.


The address for each executive officer is c/o Blackridge Investment Corp., 345 Park Avenue, New York, NY 10154.

BIOGRAPHICAL INFORMATION

DIRECTORS

Our directors have been divided into two groups, interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

INDEPENDENT DIRECTORS


INTERESTED DIRECTORS

HOWARD GELLIS

MR. GELLIS is a Blackstone Senior Managing Director. Mr. Gellis was a Co-Founder of Blackstone's mezzanine business and is responsible for its day-to-day operations and management. Mr. Gellis is a member of Blackstone's Executive Committee as well as Blackstone Debt Advisors' investment and credit committees. He has been a leveraged finance professional involved with mezzanine financing for over twenty years. Prior to joining Blackstone, Mr. Gellis was a Managing Director of Nomura Holding America Inc.'s Leveraged Capital Group, founded in 1994, heading the firm's private debt principal investment activities. Previously, Mr. Gellis headed mezzanine and institutional marketing activities for Alliance Capital Management, L.P.'s Corporate Finance group (and its predecessor, Equitable Capital Management Corporation) from 1987 to 1994. Prior to that, Mr. Gellis was a Vice President and General Manager heading GE Capital's Western Corporate Finance Department. Mr. Gellis graduated cum laude from The Wharton School of the University of Pennsylvania and received his M.B.A. from Harvard Business School.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS


COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE

The members of the audit committee are Messrs.            . Each of
Messrs.          is independent for purposes of the 1940 Act and      corporate
governance regulations. Mr.      serves as chairman of the audit committee. The
audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.
The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The members of the nominating and corporate governance committee are
Messrs.           and             . Each of Messrs.            and
         is independent for purposes of the 1940 Act and       corporate
governance regulations. Mr.              serves as chairman of the
nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

COMPENSATION OF DIRECTORS AND OFFICERS

The following table shows information regarding the compensation expected to be received by the Independent Directors and officers for the calendar year ending December 31, 2004. No compensation is paid to directors who are "interested persons."


                                                                     PENSION OR RETIREMENT             TOTAL
                                                  AGGREGATE           BENEFITS ACCRUED AS        COMPENSATION FROM
                                              COMPENSATION FROM      PART OF OUR EXPENSES            BLACKRIDGE
NAME                                           BLACKRIDGE (1)                 (2)                 PAID TO DIRECTOR
-----------------------------------------     ------------------     ----------------------      --------------------
INDEPENDENT DIRECTORS
                                                                             None
                                                                             None
                                                                             None
INTERESTED DIRECTORS
Howard Gellis                                      None                      None                       None
OFFICERS
Howard Gellis, Chief Executive Officer             None                      None                       None
               , Chief Financial                                             None
Officer (3)
--------------------------------------------------------

(1)  We are newly-organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors' compensation, see below.
(2)  We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(3)  We expect to hire a chief financial officer promptly after the completion of this offering.

The Independent Directors will each receive an annual fee of $100,000. They will all also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting in excess of four meetings a year and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting in excess of four meetings a year. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent Directors will have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

THE INVESTMENT ADVISOR

Blackstone Mezzanine Advisors L.P., our investment advisor, was formed in 1999 to act as the investment advisor for BMP, and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment advisor will provide investment advisory and management services to Blackridge. Under the terms of an investment advisory and management agreement, the Advisor will:

o determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

o identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

o    close and monitor the investments we make.

The Advisor's services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. The Advisor also acts as investment advisor to BMP. We are applying to the SEC for exemptive relief to permit BMP to co-invest with us. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted. If our application is granted, BMP plans to co-invest with us on the basis of our relative available capital. These co-investments will be made by BMP out of its remaining
available capital (currently approximately $       million through October
2004 and thereafter no more than approximately $       million through June
2006). Blackstone intends to wind down BMP's activities and Blackridge will become its primary vehicle for making mezzanine investments. After the date of this offering, BMP will cease to make any investment commitments in new portfolio companies unless the SEC exemptive relief order is received, in which case BMP will limit its investments in new portfolio companies to co-investments with us through June 2006. If the SEC exemptive order is received, as long as it has available capital BMP will co-invest with us in all of our mezzanine and equity investment (unless legally or contractually prohibited from making a specific investment). After June 2006, BMP will cease committing capital to any new portfolio companies. See "Regulations-Co-Investments."

MANAGEMENT FEE

Pursuant to the investment advisory and management agreement, we will pay the Advisor a fee for investment advisory and management services consisting of two components, a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through the end of 2004, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated at the end of each calendar quarter based on the average value of our gross assets at the end of each of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive arrangements will have two parts, as follows: One part will be an incentive fee calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance) such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We will pay the Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

o no incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate;

o in any calendar quarter in which our pre-incentive fee net investment income exceeds the hurdle rate:

     o 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

     o 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation in such year. The incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

     EXAMPLES OF QUARTERLY INCENTIVE FEE CALCULATION

     EXAMPLE 1: INCOME RELATED PORTION OF INCENTIVE FEE (*):

     ALTERNATIVE 1

     Assumptions

         Investment income (including interest, dividends, fees, etc.) = 1.25% Hurdle rate(1) = 1.75%
         Management fee(2) = 0.50%
         Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

         Pre-incentive fee net investment income
           (investment income- (management fee + other expenses)) = 0.55% Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

     ALTERNATIVE 2

     Assumptions

         Investment income (including interest, dividends, fees, etc.) = 2.70% Hurdle rate(1) = 1.75%
         Management fee(2) = 0.50%
         Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
         Pre-incentive fee net investment income
           (investment income- (management fee + other expenses)) = 2.00%

         Pre-incentive net investment income exceeds hurdle rate, therefore there is an incentive fee.

         Incentive Fee     =        100 x "Catch-Up" + the greater of 0% AND
                                    (20% x (pre-incentive fee net investment income - 2.1875%)

                           =        (100% x (2.00% - 1.75%)) + 0%

                           =        100% x 0.25%

                           =        0.25%

     ALTERNATIVE 3

     Assumptions

         Investment income (including interest, dividends, fees, etc.) = 3.00% Hurdle rate(1) = 1.75%
         Management fee(2) = 0.50%
         Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
         Pre-incentive fee net investment income
              (investment income- (management fee + other expenses)) = 2.30%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an incentive fee.

        Incentive Fee       =        100 x "Catch-Up" + the greater of 0% AND
                                     (20% x (pre-incentive fee net investment income - 2.1875%)

                            =        (100% x (2.1875% - 1.75%)) +(20% x
                                     (2.3% - 2.1875%))

                            =        0.4375% + (20% x 0.1125%)

                            =        0.4375% + 0.0225%

                            =        0.46%

     (1)  Represents 7.0%  annualized hurdle rate.
     (2)  Represents 2.0% annualized management fee.
     (3)  Excludes organizational and offering expenses.

     EXAMPLE 2: CAPITAL GAINS PORTION OF INCENTIVE FEE (*):

     Assumptions

         Year 1 = no net realized capital gains or losses
         Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

         Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

         Year 1 incentive fee       =        20% x (0)
                                    =        0
                                    =        no incentive fee

         Year 2 incentive fee       =        20% x (6% -1%)
                                    =        20% x 5%
                                    =        1%


     (*) The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

PAYMENT OF OUR EXPENSES

All investment professionals of the investment advisor and its staff when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor. We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); unreimbursed expenses incurred by the Advisor payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and compliance and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; unreimbursed fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; the cost of a fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred in connection with administering our business, such as our allocable portion of overhead, including the compensation of our chief financial officer and chief compliance officer and their respective staffs, occupancy costs, technology and communications costs and other operating costs. Issuers of mezzanine investments and other privately-issued securities may also reimburse the Advisor's out-of-pocket expenses incurred in connection with its consideration of a proposed investment (including, but not limited to, payments to third parties, such as agents, consultants or other advisors, and travel-related expenses). To the extent that we enter into interest rate or other hedging activities, which will be subject to compliance with applicable legal requirements and which may include the use of futures, options and forward contracts, the costs of such activities will be borne by us.

DURATION AND TERMINATION

The investment advisory and management agreement was approved by our board
of directors on        . Unless terminated earlier as described below, it
will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors--Risks relating to our business and structure--We are dependent upon key personnel of the Advisor for our future success and upon their access to Blackstone's investment professionals and senior management."

INDEMNIFICATION

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Blackridge for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor's services under the investment advisory and management agreement or otherwise as an investment advisor of Blackridge.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, the Advisor will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, the Advisor also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of the Advisor's overhead in performing its obligations under the administration agreement, including the salaries of our chief financial officer and chief compliance officer and their respective staffs, occupancy costs, technology and communications costs and other operating costs. Under the administration agreement, the Advisor will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor's services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into a license agreement with Blackstone pursuant to which Blackstone has agreed to grant us a limited non-exclusive, royalty-free license to use the word "Blackridge" in our name and to use the name "Blackstone" when describing our investment advisor or our affiliation with Blackstone. Under this agreement, we will have a right to use the Blackridge and Blackstone names for so long as the Advisor or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the "Blackridge" or "Blackstone" names. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment advisor remains in effect.

CERTAIN RELATIONSHIPS

We have entered into the management agreement with the Advisor. See "Management - Management and advisory agreement." Messrs. Gellis and Gentile have obligations to investors in entities other than Blackridge, the fulfillment of which might be inconsistent with our or our stockholders' best interests. While our principal investment objective is substantially different than those of other Blackstone-advised funds (other than BMP), such other funds, including new investment vehicles or managed accounts not yet established, have and may from time to time have overlapping investment strategies with our strategy, and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. As a result, the Advisor may face conflicts in the allocation of investment opportunities to other Blackstone funds. The Advisor will endeavor to allocate investment opportunities in a fair and equitable manner. We generally will not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with Blackstone other than the Advisor. We do not expect that our chief financial officer or chief compliance officer will perform duties for other Blackstone entities in addition to their primary duties and responsibilities to us, although they may do so. See "Risk factors - Risks relating to our business and structure - There are significant potential conflicts of interest."

We have entered into a license agreement with Blackstone, pursuant to which Blackstone has agreed to grant us a limited non-exclusive, royalty-free license to use the word "Blackridge" in our name and to use the name "Blackstone" when describing our investment advisor or our affiliation with Blackstone. See "Management - License agreement." In addition, pursuant to the terms of the administration agreement, the Advisor provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. See "Management - Administration agreement." We will enter into an agreement with BMP in respect of co-investments. See "Regulation - Co-Investments."

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.


                                                                           PERCENTAGE OF COMMON STOCK OUTSTANDING
                                                                       ---------------------------------------------
                                                                       Immediately prior to        Immediately after
                                                                           this offering           this offering (1)
                                                                       ---------------------------------------------
                                                                        Shares                   Shares
             Name and address                   Type of ownership       owned     Percentage     owned    Percentage
-----------------------------------------   -----------------------   --------   -------------  -------   ----------

Blackstone Mezzanine Advisors L.P.           Record and beneficial                   100.0%                      %
All officers and directors as a group        Record and beneficial       None          0.0%                     *%
(__ persons)(2)

--------------------------------------------------------
*     Represents less than            %.

(1)   Assumes issuance of       shares offered hereby.  Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.
(2)   The address for all officers and directors is c/o Blackridge Investment Corp., 345 Park Avenue, New York, NY 10154.

None of our directors or officers beneficially own any of our equity securities. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined at the end of each calendar quarter by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investments for which market quotations are readily available will be recorded in our financial statements at such market quotations (subject to any appropriate discounts if our securities are not freely tradable). Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost outside of a valuation event, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors--assisted by an independent valuation firm--will undertake a valuation process each quarter, as described below:

     o Following the completion of quarterly investment monitoring reports, the transaction team responsible for each portfolio investment will determine and document a preliminary valuation for the investment.

     o The preliminary valuation will be presented to the Advisor's senior management and our senior management for their review.

     o An independent valuation firm engaged by our board of directors will review these preliminary valuations.

     o The audit committee of our board of directors will comment on the preliminary valuation and our investment advisor and independent valuation firm will respond and supplement the preliminary valuation based upon those comments.

     o The board of directors will discuss the valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment advisor, the independent valuation firm and our board's audit committee.

The types of factors that we may take into account in fair value pricing our mezzanine investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments on its debt and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Valuations are not normally adjusted to reflect changes in prevailing interest rates.

With respect to any private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not `opted out' of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of registered stockholders to have their cash dividend reinvested in shares of our common stock. A registered
stockholder may elect to receive an entire dividend in cash by notifying       ,
the plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form.
Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per
share of our common stock at the close of regular trading on            on
the valuation date for such dividend. Market price per share on that date
will be the closing price for such shares on                  or, if no
sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $__ transaction fee plus a __(cent) per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Participants may terminate their accounts under the plan by notifying the
plan administrator via its website at              , by filling out the
transaction request form located at the bottom of their statement and
sending it to the plan administrator at           or by calling the plan
administrator at           .

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be
directed to the plan administrator by mail at      or by telephone at         .

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock and does not purport to be a complete description of the tax considerations applicable to such an investment. This summary is based on the Internal Revenue Code of 1986, as amended, or the "Code," Treasury regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This summary does not address all aspects of U.S. federal income taxation relevant to holders of common stock or to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold their common stock as capital assets (within the meaning of the Code). This summary does not address any aspects of foreign, state or local tax laws. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN US IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

TAXATION AS A RIC

We intend to elect and to qualify for treatment as a regulated investment company, or a "RIC," under subchapter M of the Code. As long as we so qualify, in any taxable year in which we distribute at least 90% of our "investment company taxable income" (as defined in the Code), we (but not our stockholders) will not be subject to U.S. federal income tax on the portion of our investment company taxable income and realized capital gains distributed to stockholders. We intend to distribute substantially all of such income.

QUALIFICATION AS A RIC

In order to qualify to be treated as a RIC for U.S. federal income tax purposes, in each taxable year we must, among other things: (1) continue to qualify as a business development company under the 1940 Act, (2) derive at least 90% of our annual gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and (3) diversify our holdings so that, as of the close of each fiscal quarter (i) at least 50% of the value of our assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other RICs, and other securities, with the other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of our total managed assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other
RICs) or two or more issuers controlled by us and engaged in the same, similar or related trades or businesses.

REQUIRED DISTRIBUTIONS

As mentioned above, as a RIC, we generally are not subject to U.S. federal income tax on income and gains that we distribute each taxable year to our stockholders, provided that in such taxable year we distribute at least 90% of our investment company taxable income (as defined in the Code).

We may retain for investment our net capital gain (which consists of the excess of our net long-term capital gain over our net short-term capital loss). However, if we retain any net capital gain or any investment company taxable income, we will be subject to tax at regular corporate rates on the amount retained. If we retain any net capital gain, we may designate the retained amount as a deemed distribution in a notice to our stockholders who, if subject to U.S. federal income tax on long-term capital gains (i) will be required to include in income their share of such deemed distribution (which will include the amount of any federal income taxes we pay on the retained net capital gains) and (ii) will be entitled to credit their proportionate share of the tax paid by us against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by the amount of the deemed distribution included in the gross income of such stockholder less the tax deemed paid by such stockholder or claimed as a refund under clause
(ii) of the preceding sentence. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for its proportionate share of the taxes paid by us.

In addition to the 90% distribution requirement discussed above, the Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute (or designate as a deemed distribution, as described in the preceding paragraph), during each calendar year, (i) 98% of its taxable income, determined on a calendar year basis, (ii) 98% of its capital gains, determined, in general, on an October 31 year end, and (iii) certain undistributed amounts from previous years, on which we paid no U.S. federal income tax. While we intend to distribute our income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gains will be distributed to entirely avoid the imposition of the tax. In such event, we will be liable for the excise tax only on the amount by which we do not meet the foregoing distribution requirements.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we were to acquire debt obligations that were originally issued at a discount (which may arise if we receive warrants in connection with making a loan, if we invest in pay-in-kind debt instruments or in other circumstances), we would be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and we may be required to make a distribution to our stockholders in order to satisfy the 90% distribution requirement and to minimize imposition of the 4% excise tax described above, even though we will not have received any corresponding cash amount.

We may enter into credit derivatives or other investment transactions (including, for example, transactions that are designed to manage risk) that could affect the timing and character of our income as computed for federal income tax purposes. We may also invest in foreign securities, which may be subject to tax by non-U.S. taxing authorities. The imposition of such taxes could affect our yield on investments in foreign securities, but foreign taxes we pay will not generate foreign tax credits or other tax benefits for stockholders. Gain or loss realized in respect of investments that constitute "section 988 transactions" will constitute ordinary income or loss to the extent such gain or loss is attributable to exchange rate fluctuations. Section 988 transactions generally include acquiring and disposing of debt instruments denominated in a foreign currency, and entering into or acquiring forward contracts, swaps and other similar instruments in respect of or denominated in a foreign currency.

If we borrow money, we may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when debt obligations or preferred shares are outstanding, we do not meet the asset coverage requirements of the 1940 Act, we will be required to suspend distributions to holders of our common stock until the asset coverage is restored. Limits on our payment of dividends may prevent us from distributing at least 90% of our investment company taxable income and may therefore jeopardize our qualification for taxation as a RIC and/or may subject us to the 4% excise tax described above. Upon any failure to meet the asset coverage requirements of the 1940 Act, we may in our sole discretion repay borrowings or redeem some preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to us and our stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. We will endeavor to avoid restrictions on our ability to make dividend payments.

PASSIVE FOREIGN INVESTMENT COMPANIES

If we purchase shares in a "passive foreign investment company," or a "PFIC", we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, or a "QEF", in lieu of the foregoing requirements, we would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, we might be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement discussed above in "-- Taxation as a RIC" and would be taken into account for purposes of the 4% excise tax described above.

TAXATION OF STOCKHOLDERS

DIVIDENDS AND DISTRIBUTIONS

For any period during which we qualify as a RIC for federal income tax purposes, dividends paid by us from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") will be taxable to stockholders as ordinary income to the extent of our earnings and profits. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder. Distributions made from an excess of net long-term capital gains over net short-term capital losses, or "capital gain distributions," and designated by us as such, including capital gains deemed distributed to the stockholders (as described above), will be taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned the shares. Special rules may apply to stockholders that are not citizens or residents of the United States, as described below under "--Taxation of Non-U.S. stockholders."

Generally, not later than 60 days after the close of our taxable year, we will provide stockholders with a written notice designating the amount of any ordinary income dividends or capital gain distributions. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income dividends (but not capital gain distributions) only to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. However, due to the nature of our expected investments, distributions generally will not be eligible for the 70% dividends received deduction described above. Distributions paid to stockholders who are individuals that are attributable to dividends from U.S. corporations and certain qualified foreign corporations are generally eligible for a maximum tax rate of 15%. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate.

Under our dividend reinvestment plan, all cash distributions to the stockholders will be automatically reinvested in additional shares unless a stockholder elects to receive cash. Such distributions will be taxable to stockholders even though they are reinvested in additional shares. If we pay a dividend or distribution in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by us and received by our stockholders on December 31 of the year in which the dividend or distribution was declared.

The IRS has taken the position that if a RIC has two classes of shares outstanding, it may designate distributions made with respect to each class in any year as consisting of no more than such class's proportionate share of net long-term capital gains earned by the RIC. A class's proportionate share is determined according to the percentage of total dividends and distributions paid by the RIC during such year that was paid with respect to such class. Consequently, if both common stock and preferred shares are outstanding, we intend to designate distributions made to the classes as consisting of ordinary income and capital gains in accordance with the classes's proportionate shares of such income. Thus, the amount designated as capital gain distributions will be allocated between the holders of common stock and preferred shares in proportion to the total dividends paid to each class during the taxable year.

If in any year we should fail to qualify under Subchapter M for tax treatment as a RIC, we would incur a regular corporate federal income tax upon our income for the year and all distributions to our stockholders would be taxable to stockholders as ordinary dividend income to the extent of our earnings and profits.

We may be required to withhold U.S. federal income tax at applicable rates on all taxable dividends and distributions payable to stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Any amounts withheld from payments made to a stockholder may be refunded or credited against such stockholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Ordinary income dividends and capital gain distributions may also be subject to state and local taxes.

SALE OR EXCHANGE OF SHARES

The sale or other disposition of our common stock will normally result in capital gain or loss to stockholders. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (including amounts deemed distributed) by the stockholder. A loss realized on a sale or exchange of our shares will be disallowed if other shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

TAXATION OF NON-U.S. STOCKHOLDERS

A stockholder that is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (a "Non-U.S. stockholder") will generally be subject to withholding at the rate of 30% (or a lower treaty rate, if applicable) on ordinary income dividends to the extent of our earnings and profits. If such distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder or, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, the Non-U.S. stockholder will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold so long as the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed capital gain distributions and gains realized by a Non-U.S. stockholder upon the sale or exchange of our common stock will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or the gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder or, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our capital gains in the form of a deemed rather than actual distribution, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or a lower treaty rate, if applicable).

A Non-U.S. stockholder who is a non-resident alien individual and who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

An investment in our stock by a Non-U.S. stockholder may have adverse U.S. tax consequences. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

TAX SHELTER REPORTING GUIDELINES

Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion is not exhaustive and does not address all aspects of U.S. federal income taxation relevant to holders of common stock or to certain types of holders subject to special treatment under federal income tax laws. Accordingly, investors are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of the ownership and disposition of common stock, including the potential applicability of the alternative minimum tax and the application and effect of the laws of any state, local, foreign or other taxing jurisdiction on their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of         shares of stock, par value
$0.001 per share, all of which is initially designated as common stock.
There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have
applied to have our common stock quoted on        under the ticker symbol "  ".
There are no outstanding options or warrants to purchase our stock.
No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

COMMON STOCK

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Blackridge, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount such that our asset coverage, as defined in the 1940 Act, equals at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse that person's reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse that person's reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made by, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made by, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

CLASSIFIED BOARD OF DIRECTORS

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

ELECTION OF DIRECTORS

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

NUMBER OF DIRECTORS; VACANCIES; REMOVAL

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934, or the "Exchange Act," we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

ACTION BY STOCKHOLDERS

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. To be timely, a stockholder's notice must be delivered or mailed and received at our principal executive offices not less than 90 nor more than 120 days in advance of the anniversary date of the immediately preceding annual meeting of stockholders. Our by-laws also specify requirements as to the form and content of a stockholder's notice. These provisions may impede stockholders' ability to bring matters before an annual meeting of stockholders or make nominations for directors at an annual meeting of stockholders. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting,
(2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and where the secretary of the corporation has provided the stockholder with a written or printed notice of such meeting. Stockholder nominations for the election of directors at a special meeting must be received by our corporate secretary by the later of 10 days following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made or 90 days prior to the date that meeting is proposed to be held.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

CALLING OF SPECIAL MEETINGS OF STOCKHOLDERS

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

APPROVAL OF EXTRAORDINARY CORPORATE ACTION; AMENDMENT OF CHARTER AND BYLAWS

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

NO APPRAISAL RIGHTS

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

CONTROL SHARE ACQUISITIONS

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

o    one-tenth or more but less than one-third;

o    one-third or more but less than a majority; or

o    a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated by our board of directors at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board determines that it would be in our best interests and based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

BUSINESS COMBINATIONS

Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

o any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

o an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

o 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

o two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed by the board in whole or in part at any time. If this resolution is repealed or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

CONFLICT WITH 1940 ACT

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act applicable to business development companies, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisors or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

     (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

          (a) is organized under the laws of, and has its principal place of business in, the United States;

          (b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

          (c)  satisfies any of the following:

               o does not have any class of securities with respect to which a broker or dealer may extend margin credit;

               o is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

               o is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

          (2) Securities of any eligible portfolio company which we control.

          (3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

          (4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

          (5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

CO-INVESTMENTS

We are applying to the SEC for exemptive relief to permit BMP to co-invest with us. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted. If our application is granted, BMP plans to co-invest with us on the basis of our relative available capital. These co-investments will be made by BMP out of its remaining available capital (currently approximately $ million through October 2004 and thereafter no more than approximately $ million through June 2006). Blackstone intends to wind down BMP's activities and Blackridge will become its primary vehicle for making mezzanine investments. After the date of this offering, BMP will cease to make any investment commitments in new portfolio companies unless the SEC exemptive relief order is received, in which case BMP will limit its investments in new portfolio companies to co-investments with us through June 2006. If the SEC exemptive order is received, as long as it has available capital BMP will co-invest with us in all of our mezzanine and equity investment (unless legally or contractually prohibited from making a specific investment). After June 2006, BMP will cease committing capital to any new portfolio companies.

Our application requests that the SEC grant such exemptive relief upon certain conditions, including, among others, that (i) the Advisor would make an independent determination of the appropriateness of our participation in the joint transaction in light of our then-current circumstances, and the appropriate level of investment for us, (ii) any such co-investment would be allocated between the co-investing entities on the basis of available capital, (iii) any such co-investment would be approved by a majority of the Independent Directors, (iv) we would have the right to decline to participate or invest less than the amount proposed,
(v) with certain limited exceptions, we would not invest in such joint transaction in any company in which a BMP Affiliate is an existing investor, (vi) subject to certain narrow exceptions, the terms, conditions, price, class of securities to be purchased, settlement date and registration rights in such joint transaction would be the same for all the co-investors, (vii) if a BMP Affiliate elected to dispose of an interest in a co-investment, or to make a follow-on investment in a co-investment, we would be notified and participate to the extent our Independent Directors determine, pursuant to certain guidelines, (viii) any expenses associated with a co-investment would be shared by the co-investors in proportion to the relative amounts of their co-investments, (ix) any transaction fees received in connection with a co-investment would be shared by the co-investors in proportion to the relative amounts of their co-investments, except that the Advisor may, under certain circumstances, retain any such fees attributable to an investment by BMP, (x) the Independent Directors would meet at least quarterly to review compliance with the application's conditions, (xi) we would maintain records required by Section 57(f)(3) of the 1940 Act as if each of the investments permitted under these conditions were approved by the Independent Directors, and (xii) no Independent Director would also be a director, general partner or principal of, or otherwise affiliated with, any BMP Affiliate.

INVESTMENTS DURING THE RAMP UP PERIOD

Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. government securities or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the applicable diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions. See "Business--Ramp Up Period investments."

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock only if our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk factors--Risks relating to our business and structure--The use of leverage may expose us to additional risks."

CODES OF ETHICS

We and the Advisor will adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available information."

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment advisor and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

PROXY VOTING POLICIES AND PROCEDURES

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to the Advisor. The Advisor's proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment advisor will consult with each other and other investment professionals of Blackstone, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment advisor will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment advisor may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the Independent Directors, or, in extreme cases, by abstaining from voting. While our investment advisor may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment advisor will not delegate its voting authority to any third party.

An officer of the Advisor will keep a written record of how all such proxies are voted. Our investment advisor will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment advisor may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment advisor's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment advisor will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or our best interests. In reviewing proxy issues, our investment advisor generally will use the following guidelines:

     ELECTIONS OF DIRECTORS: In general, our investment advisor will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment advisor determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter.

     APPOINTMENT OF AUDITORS: We believe that a portfolio company remains in the best position to choose its independent auditors and our investment advisor will generally support management's recommendation in this regard.

     CHANGES IN CAPITAL STRUCTURE: Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment advisor will cast our votes in accordance with the management on such proposals. However, our investment advisor will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

     CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment advisor will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

     CORPORATE GOVERNANCE: We recognize the importance of good corporate governance. Accordingly, our investment advisor will generally favor proposals that promote transparency and accountability within a portfolio company.

     ANTI-TAKEOVER MEASURES: Our investment advisor will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures.

     STOCK SPLITS: Our investment advisor will generally vote with management on stock split matters.

     LIMITED LIABILITY OF DIRECTORS: Our investment advisor will generally vote with management on matters that could adversely affect the limited liability of directors.

     SOCIAL AND CORPORATE RESPONSIBILITY: Our investment advisor will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment advisor may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940
Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Blackridge or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

We and the Advisor will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

COMPLIANCE WITH THE SARBANES-OXLEY ACT OF 2002 AND CORPORATE GOVERNANCE REGULATIONS

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act or other laws related to corporate governance and will take actions necessary to ensure that we are in compliance therewith.

In addition,               has adopted enhanced corporate governance
standards. We will comply with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,                shares of our common stock
will be outstanding, based on the number of shares outstanding on
             , 2004, assuming no exercise of the underwriters'
over-allotment option. Of these shares,              shares of our common
stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by                  . The
address of the custodian is:                                   .
                  will act as our transfer agent, dividend paying agent and registrar. The principal address is , telephone number .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Advisor will be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage, research or other services provided to the Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

ALLOCATION OF INVESTMENT OPPORTUNITIES

One or more of the other funds or accounts which the Advisor or its affiliates manages may own from time to time some of the same investments that we do. Investment decisions for us are made independently from those of such other funds or accounts; however, from time to time, the same investment decision may be made for more than one fund or account. In particular, BMP has investment strategies that overlap with our strategy of investing in mezzanine securities. BMP will not make any investment commitments in new portfolio companies after the date of this offering other than co-investments with us on the same terms as we invest, provided that we obtain an order from the SEC permitting such investments As long as it has available capital, BMP will co-invest with us in all mezzanine and equity investments (unless legally or contractually prohibited from making a specific investment.) See "Regulation--Co-Investments." Hanover Square CLO Ltd., Union Square CDO Ltd., Monument Park CDO Ltd. and similar investment vehicles that Blackstone may establish in the future invest in collateralized loan and debt obligations, which may include senior secured loans. We may make control private equity investments where the investment amount is $20 million or less; no other funds presently managed by Blackstone or its affiliates make control private equity investments in amounts below $20 million, and Blackstone has no present plans to create any such funds. However, if Blackstone were to create a fund that included the ability to acquire control equity positions of less than $20 million, such fund would not be able to make such investments prior to January 1, 2007. Further, such fund would not be permitted to make control equity investments of less than $10 million even after such date. After the later of (i) the formation of such fund or (ii) January 1, 2007, we would not invest in any control equity investment greater than $10 million if such investment would conflict with the new fund's investment parameters.

When two or more companies or accounts managed by the Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives and procedures adopted by the Advisor and approved by our board of directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC are acting as joint book-running managers of the offering and representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, each of the underwriters has severally agreed to purchase the number of shares of common stock listed next to its name in the following table:

                                               NUMBER OF
UNDERWRITERS                                     SHARES
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
Citigroup Global Markets Inc.
UBS Securities LLC                             ---------
Total                                          =========

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters' over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

o    receipt and acceptance of our common stock by the underwriters; and

o    the underwriters' right to reject orders in whole or in part.

In connection with this offering, some of the underwriters and securities dealers may distribute prospectuses electronically.

OVER-ALLOTMENT OPTION

We have granted the underwriters an option to buy up to an aggregate of additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

COMMISSIONS AND DISCOUNTS

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a
discount of up to $          per share from the initial public offering
price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to
$          per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters. Upon execution of the underwriting agreement, the underwriters will be obligated to purchase the shares at the prices and upon the terms stated therein, and, as a result, will thereafter bear any risk associated with changing the offering price to the public or other selling terms. The underwriters have informed us that they do not expect discretionary sales to exceed of the shares of common stock to be offered.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters' over-allotment option to purchase up
to an additional         shares.

                                        NO EXERCISE          FULL EXERCISE
Per share                               $                    $
Total                                   $                    $

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately
$          .

NO SALES OF SIMILAR SECURITIES

We, our executive officers and directors, the Advisor and the senior management and officers of the Advisor (and any entities through which Blackstone or such senior management and officers may invest in our shares) have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we, the Advisor and each of these persons may not, without the prior written approval of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, or hedge our common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus. At any time and without public notice, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC, may, in their sole discretion, release all or some of the securities from these lock-up agreements.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

THE                 QUOTATION

We have applied to have our common stock approved for quotation on
           under the symbol "    ".

PRICE STABILIZATION, SHORT POSITIONS

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

o    stabilizing transactions;

o    short sales;

o    purchases to cover positions created by short sales;

o    imposition of penalty bids; and

o    syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be "covered short sales," which are short positions in an amount not greater than the underwriters' over-allotment option referred to above, or may be "naked short sales," which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on ___________ or otherwise.

AFFILIATIONS

Certain of the underwriters and their affiliates have provided in the past to Blackstone and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Blackstone, us or our portfolio companies for which they will be entitled to receive separate fees.

Affiliates of certain of the underwriters are limited partners in various Blackstone private investment funds. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated and of Citigroup Global Markets Inc. are limited partners of BMP. Affiliates of Citigroup Global Markets Inc. and UBS Securities LLC are lenders under Blackstone's line of credit.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, NY 10080. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Blackridge by Debevoise & Plimpton LLP, New York, NY, and Venable LLP, Baltimore, MD. Debevoise & Plimpton LLP also represents the Advisor. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, NY. Fried, Frank, Harris, Shriver & Jacobson LLP will rely on the opinion of Venable LLP as to matters of Maryland law.

INDEPENDENT ACCOUNTANTS

          are the independent accountants of Blackridge.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT AUDITORS

STATEMENT OF ASSETS AND LIABILITIES

=============================================================================

     Through and including                 , 2004 (the 25th day after the
date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.




                                   SHARES


                        BLACKRIDGE INVESTMENT CORP.
                                COMMON STOCK



                          ------------------------
                                 PROSPECTUS
                          ------------------------



                        Joint Book-Running Managers

        MERRILL LYNCH & CO.      CITIGROUP      UBS INVESTMENT BANK



                                     , 2004

=============================================================================

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements

     The following statements of Blackridge Investment Corp. (the "Company" or the "Registrant") are included in Part A of this Registration
     Statement:

     Statement of assets and liabilities*

(2)  Exhibits

     (a)      Amended Articles of Incorporation**

     (b)      Bylaws*

     (c)      Not Applicable

     (d)      Form of Stock Certificate*

     (e)      Dividend Reinvestment Plan*

     (f)      Not Applicable

     (g)(1) Investment Advisory and Management Agreement between the Registrant and Blackstone Mezzanine Advisors L.P.*

     (g)(2) Form of Administration Agreement between the Registrant and Blackstone Mezzanine Advisors L.P.*

     (h) Form of Underwriting Agreement among the Registrant, Blackstone Mezzanine Advisors L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and the other underwriters named therein*

     (i)      Not Applicable

     (j)      Custodian Agreement*

     (k)(1) Form of Transfer Agency and Service Agreement between the Registrant and _____________*

     (k)(2) License Agreement between the Registrant and Blackstone Mezzanine Advisors L.P.*

     (k)(3) Form of Co-Investment Agreement between the Registrant and Blackstone Mezzanine Partners L.P.*

     (1) Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*

     (m)      Not Applicable

     (n)      Consent of independent accountants for the Registrant*

     (o)      Not Applicable

     (p)      Not Applicable

     (q)      Not Applicable

     (r)      Code of Ethics*

----------------------------
*     To be filed by amendment.
**    Filed herewith.

ITEM 25.  MARKETING ARRANGEMENTS

The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee                             $  107,695

        Listing Fee                                     $

NASD filing fee                                         $   30,500

Accounting fees and expenses                            $         (1)

Legal fees and expenses                                 $         (1)

Printing and engraving                                  $         (1)

Miscellaneous fees and expenses                         $         (1)

Total                                                   $         (1)
                                                        ==========

---------------------------------
(1)   These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering,                   , will own shares of
the Registrant, representing 100% of the common stock outstanding.
Following the completion of this offering,               's share ownership
is expected to represent less than 1% of the common stock outstanding.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Registrant's common stock at April 14th, 2004.

TITLE OF CLASS                                                  NUMBER OF
                                                             RECORD HOLDERS
-----------------------------------------------------------------------------
Common stock, $0.001 par value                                       1

ITEM 29.  INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Blackstone Mezzanine Advisors L.P., or the "Advisor," and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor's services under the Investment Advisory and Management Agreement or otherwise as our investment advisor.

The Underwriters' Agreement provides that each underwriter severally agrees to indemnify, defend and hold harmless Blackridge, its directors and officers, and any person who controls Blackridge within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally Blackridge or any such person may incur under the Securities Act of 1933, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to Blackridge expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by Blackridge) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Blackridge pursuant to the foregoing provisions, or otherwise, Blackridge has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Blackridge of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Blackridge will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

A description of any other business, profession, vocation or employment of a substantial nature in which the Advisor, and each managing director, director or executive officer of the Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management." Additional information regarding the Advisor and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-56807), and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

     (1) the Registrant, Blackridge Investment Corp., 345 Park Avenue, New York, NY 10154;

     (2)  the Transfer Agent,                         ;

     (3)  the Custodian,                          ; and

     (4) the Advisor, Blackstone Mezzanine Advisors L.P., 345 Park Avenue, New York, NY 10154.

ITEM 32.  MANAGEMENT SERVICES

Not Applicable.

ITEM 33.  UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.  The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 14th day of April, 2004.

                                    BLACKRIDGE INVESTMENT CORP.

                                    By:  /s/ Howard Gellis
                                         ---------------------------------
                                         Howard Gellis
                                         Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 14, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

           SIGNATURE                            TITLE
-------------------------------------------------------------------------------


     /s/ Howard Gellis               Chief Executive Officer and Director
------------------------------       (principal executive officer)
       Howard Gellis

   /s/ Salvatore Gentile             principal financial and accounting officer
------------------------------
     Salvatore Gentile

EXHIBIT INDEX

(a)      Amended Articles of Incorporation

(b)      Bylaws

(d)      Form of Stock Certificate

(e)      Dividend Reinvestment Plan

(g)(1) Investment and Advisory and Management Agreement between the Registrant and Blackstone Mezzanine Advisors L.P.

(g)(2) Form of Administration Agreement between the Registrant and Blackstone Mezzanine Advisors L.P.

(h) Form of Underwriting Agreement among the Registrant, Blackstone Mezzanine Advisors L.P. and Merrill Lynch, Pierce, Fenner &
         Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC and the other underwriters named therein

(j)      Custodian Agreement between the Registrant and

(k)(1)   Form of Transfer Agency and Service Agreement between the
         Registrant and

(k)(2)   License Agreement between the Registrant and Blackstone
         Mezzanine Advisors L.P.

(k)(3) Form of Co-Investment Agreement between the Registrant and Blackstone Mezzanine Partners L.P.

(1) Opinion and Consent of Venable LLP, special Maryland counsel for the Registrant

(n)      Consent of independent accountants for the Registrant

(r)      Code of Ethics